As Filed With the Securities and Exchange Commission on July 29, 1998
                                                     Registration No. 33-46279
-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]


                       POST-EFFECTIVE AMENDMENT NO. 10                     [X]


                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [ ]


                                 AMENDMENT NO. 12                          [X]


                     FLAG INVESTORS VALUE BUILDER FUND, INC.
                     ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                               Baltimore, MD 21202
                               -------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (410) 727-1700

                               Edward J. Veilleux
                                One South Street
                               Baltimore, MD 21202
                               -------------------
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Richard W. Grant, Esq.
                           Morgan, Lewis & Bockius LLP
                              2000 One Logan Square
                             Philadelphia, PA 19103

--------------------------------------------------------------------------------


It is proposed that this filing will become effective (check appropriate box)


----  immediately upon filing pursuant to paragraph (b)
  X   on August 1, 1998 pursuant to paragraph (b)
----  60 days after filing pursuant to paragraph (a)(1)
----  75 days after filing pursuant to paragraph (a)(2)
----  on [Date] pursuant to paragraph (a) of rule 485


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--------------------------------------------------------------------------------

                     FLAG INVESTORS VALUE BUILDER FUND, INC.
                      (Class A ,Class B and Class C Shares)

                              Cross Reference Sheet

                                  July 29, 1998





Items Required by Form N-1A
---------------------------

Part A                Information Required in Prospectus                        Registration Statement Heading
------                ----------------------------------                        ------------------------------


Item 1.               Cover Page                                                Cover Page
Item 2.               Synopsis                                                  Fee Table
Item 3.               Condensed Financial Information                           Financial Highlights(except Class C
                                                                                Shares)
Item 4.               General Description of Registrant                         Investment Program;
                                                                                Investment Restrictions;
                                                                                General Information
Item 5.               Management of the Fund                                    Management of the Fund;
                                                                                Investment Advisor and
                                                                                Sub-Advisor; Distributor;
                                                                                Custodian, Transfer
                                                                                Agent and Accounting Services
Item 5A.              Management's Discussion of Fund                           *
                      Performance
Item 6.               Capital Stock and Other Securities                        Cover Page;
                                                                                Dividends and Taxes;
                                                                                General Information
Item 7.               Purchase of Securities Being Offered                      The Fund's Net Asset Value; How to
                                                                                Buy Shares; How to Choose the
                                                                                Class of Shares That is Right For
                                                                                You; Dealer Compensation
Item 8.               Redemption or Repurchase                                  How to Redeem Shares; Telephone
                                                                                Transactions
Item 9.               Pending Legal Proceedings                                 **



Part B                Information Required in a Statement
                      of Additional Information
                      -------------------------

Item 10.              Cover Page                                                Cover Page
Item 11.              Table of Contents                                         Table of Contents
Item 12.              General Information and History                           General Information
                                                                                and History
Item 13.              Investment Objectives and Policies                        Investment Objective,
                                                                                Policies and Risk
                                                                                Considerations
Item 14.              Management of the Fund                                    Management of
                                                                                the Fund
Item 15.              Control Persons and Principal                             Control Persons and
                      Holders of Securities                                     Principal Holders of
                                                                                Securities


---------------
* Information required by Item 5A is contained in Registrant's 1998 Annual Report to Shareholders.
**   Omitted since the answer is negative or the item is not applicable.


Item 16.              Investment Advisory and Other                             Investment Advisory and
                      Services                                                  Other Services;
                                                                                Custodian, Transfer Agent and
                                                                                Accounting Services
Item 17.              Brokerage Allocation                                      Brokerage
Item 18.              Capital Stock and Other Securities                        Capital Shares; Semi-Annual Reports
Item 19.              Purchase, Redemption and Pricing of                       Valuation of Shares
                      Securities Being Offered                                  and Redemption
Item 20.              Tax Status                                                Federal Tax Treatment of
                                                                                Dividends and
                                                                                Distributions
Item 21.              Underwriters                                              Distribution of Fund
                                                                                Shares
Item 22.              Calculation of Performance Data                           Performance Information
Item 23.              Financial Statements                                      Financial Statements(except Class C
                                                                                Shares)
Part C                Other Information

                      Part C contains the information required by the items contained therein under the items set forth in the form.



---------------
* Information required by Item 5A is contained in Registrant's 1998 Annual Report to Shareholders.
**   Omitted since the answer is negative or the item is not applicable.

--------------------------------------------------------------------------------
                                 FLAG INVESTORS
                           VALUE BUILDER FUND, INC.
                     (Class A, Class B and Class C Shares)

                   Prospectus & Application -- August 1, 1998

--------------------------------------------------------------------------------

This mutual fund (the "Fund") seeks to maximize total return through a combination of long-term growth of capital and current income.

Shares of the Fund are available through your securities dealer or the Fund's transfer agent. This Prospectus relates to Flag Investors Class A Shares ("Class A Shares"), Flag Investors Class B Shares ("Class B Shares") and Flag Investors Class C Shares ("Class C Shares") of the Fund. The separate classes provide you with alternatives as to sales load and Fund expenses. (See "How to Buy Shares.")

This Prospectus sets forth basic information that you should know about the Fund prior to investing. You should retain it for future reference. A Statement of Additional Information dated August 1, 1998 has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.



[GRAPHIC OMITTED]


TABLE OF CONTENTS
Fee Table ..................................     1
Financial Highlights .......................     2
Investment Program .........................     3
Investment Restrictions ....................     4
The Fund's Net Asset Value .................     5
How to Buy Shares ..........................     5
How to Redeem Shares .......................     7
Telephone Transactions .....................     8
How to Choose the Class
   That Is Right For You ...................     9
Dealer Compensation ........................     9
Dividends and Taxes ........................     9
Management of the Fund .....................    10
Investment Advisor and Sub-Advisor .........    10
Distributor ................................    11
Custodian, Transfer Agent and
   Accounting Services .....................    12
Performance Information ....................    12
General Information ........................    12
Application ................................    A-1

The Fund's shares are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in the shares involves risk, including possible loss of principal.

Flag Investors Funds
P.O. Box 515
Baltimore, Maryland 21203

--------------------------------------------------------------------------------

  These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------

                                                                         Class A             Class B              Class C
                                                                          Shares              Shares              Shares
                                                                      Initial Sales          Deferred              Level
                                                                          Charge           Sales Charge        Sales Charge
Shareholder Transaction Expenses:                                      Alternative         Alternative          Alternative
                                                                     ---------------   -------------------  ------------------
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price) ..............................       4.50%*               None                 None
Maximum Sales Charge Imposed on Reinvested Dividends ..............       None                 None                 None
   Maximum Deferred Sales Charge for purchases made before May 1,
   1999 (as a percentage of original purchase price or redemption
 proceeds, whichever is lower) ....................................       0.50%*               4.00%**              1.00%***
    Maximum Deferred Sales Charge for purchases made on or after
 May 1, 1999 (as a percentage of original purchase price or redemp-
 tion proceeds, whichever is lower) ...............................       1.00%*               4.00%**              1.00%***

Annual Fund Operating Expenses (as a percentage of average daily net assets):
Management Fees ...................................................       0.77%                0.77%                0.77%
12b-1 Fees ........................................................       0.25%                0.75%                0.75%
Other Expenses (including a 0.25% shareholder servicing
 fee for Class B and Class C Shares) ..............................       0.12%                0.37%****            0.37%****
                                                                          ----
Total Fund Operating Expenses .....................................       1.14%                1.89%                1.89%
                                                                          ====                 ====                 ====

-----------

 * If you purchase $1 million or more of Class A Shares, you will not have to pay an initial sales charge. You may, however, be required to pay a contingent deferred sales charge when you redeem your shares. (See "How to Buy Shares" and "How to Redeem Shares.")
 ** You will be required to pay a contingent deferred sales charge if you redeem your Class B Shares within six years of purchase. The amount of the charge declines in relation to the time you hold your shares. Class B Shares will automatically convert to Class A Shares six years after purchase. (See "How to Redeem Shares.")
 *** You will be required to pay a contingent deferred sales charge if you redeem your Class C Shares within one year after purchase. (See "How to Redeem Shares.")

**** A portion of the shareholder servicing fee is allocated to your securities dealer and qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries and providing you with information about your investment.

Example:                                                  1 year     3 years     5 years     10 years
                                                          ------     -------     -------     --------
You would pay the following expenses on a $1,000 invest-
ment, assuming (1) 5% annual return and (2) redemption at
the end of each time period:
 Class A Shares .........................................   $56        $80         $105        $177
 Class B Shares* ........................................   $59        $89         $122        $184*
 Class C Shares .........................................   $29        $59          N/A         N/A
 You would pay the following expenses on the same invest-
ment, assuming no redemption:
 Class B Shares* ........................................   $19        $59         $102        $184*
 Class C Shares .........................................   $19        $59          N/A         N/A

-----------
*Expenses assume that Class B Shares are converted to Class A Shares at the end of six years. Therefore, the expense figures assume six years of Class B expenses and four years of Class A expenses.

The Expenses and Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

     The purpose of the above table is to describe the various costs and expenses that you will bear directly and indirectly when you invest in the Fund. If you purchase shares of any class through a financial institution, you may be charged separate fees by that institution. The Expenses and Example for the Class C Shares, which have been offered only since April 8, 1998, are expected to be the same as those incurred by the Class B Shares.

     The rules of the SEC require that the maximum sales charge be reflected in the above table. However, you may qualify for reduced sales charges or no sales charge at all. (See "How to Buy Shares.") Due to the continuous nature of Rule 12b-1 fees, you may pay more than the equivalent of the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD Rules") if you hold your shares for a long time.

                                                                               1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

     The financial highlights included in the following tables are a part of the Fund's financial statements for the Class A and Class B Shares for the periods indicated and have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial statements and financial highlights for the fiscal year ended March 31, 1998 and the report thereon of PricewaterhouseCoopers LLP are included in the Statement of Additional Information. Additional performance information for the Class A and Class B Shares is contained in the Fund's Annual Report for the fiscal year ended March 31, 1998, which can be obtained at no charge by calling the Fund at (800) 767-FLAG. The Class C Shares were not offered in the fiscal year ended March 31, 1998.


(For a share outstanding throughout each period)
--------------------------------------------------------------------------------

                                                                            Class A Shares
                                 ----------------------------------------------------------------------------------------
                                                                                                         For the Period
                                                                                                        June 15, 1992(1)
                                                     For the Year Ended March 31,
                                 --------------------------------------------------------------------        through
                                     1998          1997          1996          1995          1994        March 31, 1993
                                 ------------  ------------  ------------  ------------  ------------  ------------------
Per Share Operating
 Performance:
 Net asset value at
  beginning of period .........    $ 17.14       $ 14.68       $ 12.02       $ 11.23       $ 11.25         $   10.00
                                   -------       -------       -------       -------       -------         ---------
Income from Investment
 Operations:
 Net investment income ........      0.47          0.39           0.36          0.35          0.40              0.18
 Net realized and unrealized
    gain/(loss) on invest-
  ments .......................      5.21          2.49           3.03          0.80         ( 0.04)            1.18
                                   -------       -------       -------       -------       --------        ---------
 Total from Investment
  Operations ..................      5.68          2.88           3.39          1.15          0.36              1.36
                                   -------       -------       -------       -------       --------        ---------
Less Distributions:
  Net investment income and
  short-term gains ............    ( 0.47)       ( 0.36)        ( 0.41)      ( 0.35)       ( 0.38)            ( 0.11)
  Net realized mid-term and
  long-term gains .............    ( 0.26)       ( 0.06)       ( 0.32)       ( 0.01)           --               --
                                   --------      --------      --------      --------      --------        ---------
 Total distributions ..........    ( 0.73)       ( 0.42)       ( 0.73)       ( 0.36)       ( 0.38)            ( 0.11)
                                   --------      --------      --------      --------      --------        ---------
 Net asset value at end of
  period ......................    $ 22.09       $ 17.14       $ 14.68       $ 12.02       $ 11.23         $   11.25
                                   =======      ========      ========      ========      ========         =========
Total Return ..................      33.82%        19.90%        28.86%        10.57%         3.14%           13.73%
Ratios to Average
 Net Assets:
 Expenses(2) ..................       1.14%         1.27%         1.31%         1.35%         1.35%            1.35%(3)
 Net investment income(4) .....       2.49%         2.51%         2.72%         3.07%         3.14%            2.88%(3)
Supplemental Data:
 Net assets at end of period
  (000) .......................   $491,575      $278,130      $200,020      $146,986      $131,097         $ 83,535
 Portfolio turnover rate ......          7%           13%           15%           18%            8%              8%
   Average Commissions Per
  Share .......................   $  0.062      $  0.066            --            --            --               --


                                                        Class B Shares
                                -------------------------------------------------------------
                                              For the Year                  For the Period
                                            Ended March 31,               January 3, 1995(1)
                                 --------------------------------------         through
                                     1998         1997         1996         March 31, 1995
                                 -----------  -----------  ------------  --------------------
Per Share Operating
 Performance:
 Net asset value at
  beginning of period .........   $ 17.16      $ 14.71      $  12.01         $    11.14
                                  -------      -------      --------         ----------
Income from Investment
 Operations:
 Net investment income ........     0.34         0.26           0.21               0.08
 Net realized and unrealized
    gain/(loss) on invest-
  ments .......................     5.20         2.51           3.05               0.79
                                  -------      -------      --------         ----------
 Total from Investment
  Operations ..................     5.54         2.77           3.26               0.87
                                  -------      -------      --------         ----------
Less Distributions:
  Net investment income and
  short-term gains ............    ( 0.36)     ( 0.26)       (  0.24)                --
  Net realized mid-term and
  long-term gains .............    ( 0.26)     ( 0.06)      (  0.32)                 --
                                  --------     --------     ---------        ----------
 Total distributions ..........    ( 0.62)      ( 0.32)      (  0.56)                --
                                  --------     --------     ---------        ----------
 Net asset value at end of
  period ......................   $ 22.08      $ 17.16      $  14.71         $    12.01
                                  ========     ========     =========        ==========
Total Return ..................     32.84  %     19.00  %       27.89%             7.81%
Ratios to Average
 Net Assets:
 Expenses(2) ..................      1.89  %      2.02  %        2.06%             2.10%(3)
 Net investment income(4) .....      1.75  %      1.84  %        1.97%             2.94%(3)
Supplemental Data:
 Net assets at end of period
  (000) .......................   $64,498     $ 17,311      $   4,178        $      341
 Portfolio turnover rate ......         7%          13%            15%               18%
   Average Commissions Per
  Share .......................   $ 0.062     $  0.066             --                --

-----------

(1) Commencement of operations.
(2) Without the waiver of advisory fees, the ratio of expenses to average net assets would have been 1.40%, 1.38% and 1.70% (annualized) for Class A Shares for the years ended March 31, 1995, March 31, 1994 and the period ended March 31, 1993, respectively, and 2.17% (annualized) for Class B Shares for the period ended March 31, 1995.
(3) Annualized.
(4) Without the waiver of advisory fees, the ratio of net investment income to average net assets would have been 3.02%, 3.11% and 2.53% (annualized) for Class A Shares for the years ended March 31, 1995, March 31, 1994 and the period ended March 31, 1993, respectively, and 2.87% (annualized) for Class B Shares for the period ended March 31, 1995.


2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT PROGRAM

--------------------------------------------------------------------------------

Investment Objective, Policies and Risk
Considerations

      The Fund's investment objective is to maximize total return through a combination of long-term growth of capital and current income. The Fund seeks to achieve this objective through a policy of diversified investments in equity and debt securities, including common stocks, convertible securities and government and corporate fixed-income obligations. There can be no assurance, however, that the Fund will achieve its investment objective.

      The Fund's investment advisor (the "Advisor") and the Fund's sub-advisor (the "Sub-Advisor") (collectively, the "Advisors") are responsible for managing the Fund's investments. (See "Investment Advisor and Sub-Advisor.") The Advisors consider both the opportunity for gain and the risk of loss in making investments, and may alter the relative percentages of assets invested in equity and fixed-income securities from time to time, depending on the judgment of the Advisors as to general market and economic conditions, trends in yields and interest rates and changes in fiscal and monetary policies.

      Under normal market conditions, between 40% and 75% of the Fund's total assets will be invested in common stock and other equity investments (including preferred stocks, convertible debt, warrants and other securities convertible into or exchangeable for common stocks). In selecting securities for the Fund's portfolio, the Advisors expect to apply a "flexible value" approach to the selection of equity investments. Under this approach, the Advisors will attempt to identify securities that are undervalued in the marketplace, but will also consider such factors as current and expected earnings, dividends, cash flows and asset values in their evaluation of a security's investment potential.

      At least 25% of the Fund's total assets will be invested in fixed-income securities, defined for this purpose to include non-convertible corporate debt securities, non-convertible preferred stock and government obligations. The average maturity of these investments will vary from time to time depending on the Advisors' assessment of the relative yields available on securities of different maturities. It is currently anticipated that the average maturity of the fixed-income securities in the Fund's portfolio will be between two and ten years under normal market conditions. In general, non-convertible corporate debt obligations held in the Fund's portfolio will be rated, at the time of purchase, BBB or higher by Standard & Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated by S&P or Moody's, determined to be of comparable quality by the Advisors under criteria approved by the Board of Directors. Investment grade securities (securi-ties rated BBB or higher by S&P or Baa or higher by Moody's) are generally thought to provide the highest credit quality and the smallest risk of default. Securities rated BBB by S&P or Baa by Moody's have speculative characteristics. Up to 10% of the Fund's assets may be invested in lower quality debt obligations (securities rated BB or lower by S&P or Ba or lower by Moody's). Securities that were investment grade at the time of purchase, but are subsequently downgraded to BB, Ba or lower will be included in the 10% category. In the event that any security owned by the Fund is downgraded, the Advisors will review the situation and take appropriate action, but will not be required to sell any such security. If such a downgrade causes the 10% limit to be exceeded, the Fund will be precluded from investing further in below investment grade debt securities. (See "Investments in Non-Investment Grade Securities" below.)

      The Fund may also purchase obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including certain mortgage-related debt securities), and may invest in high quality short-term debt securities such as commercial paper rated A-1 or A-1+ by S&P or P-1 by Moody's.

Investments in Non-Investment Grade
Securities


      Lower rated debt obligations, also known as "junk bonds," are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Securities in the lowest rating category that the Fund may purchase (securities rated D by S&P or C by
Moody's) may present a particular risk of default, or may be in default and in arrears in payment of principal and interest. In addition, C- or D-rated securities may be regarded as having extremely poor prospects of ever attaining investment standing. Yields and market values of these bonds will fluctuate over time, reflecting changing interest rates and the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value, regardless of prevailing interest rates. Accordingly, adverse economic developments, including a recession or a substantial
                                                                               3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

period of rising interest rates, may disrupt the high-yield bond market, affecting both the value and liquidity of such bonds. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. An economic downturn could adversely affect the ability of issuers of such bonds to make payments of principal and interest to a greater extent than issuers of higher rated bonds might be affected. The ratings categories of S&P and Moody's are described more fully in the Appendix to the Statement of Additional Information.



      The following table provides a summary of ratings assigned by S&P to debt obligations in the Fund's portfolio. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended March 31, 1998, presented as a percentage of total investments. These percentages are historical and are not necessarily indicative of the quality of current or future portfolio holdings, which may vary.


                      S&P Rating      Average
                     ------------   -----------
                       AAA            11.89%
                       AA              1.65%
                       A               4.24%
                       BBB            11.51%
                       BB              3.41%
                       B               3.74%
                       Unrated         0.00%



Investments in Repurchase Agreements

      The Fund may agree to purchase U.S. Government securities from creditworthy financial institutions, such as banks or broker-dealers subject to the seller's agreement to repurchase the securities at an established time and price. Default by or bankruptcy proceedings with respect to the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

Investments in Securities of Foreign Issuers


      From time to time, the Fund may invest in American Depositary Receipts, which are interests in securities of foreign companies, and up to 10% of the Fund's total assets in debt and equity securities of foreign issuers not publicly traded in the United States when the Advisors believe that such investments provide good opportunities for achieving income and capital gains without undue risk. Nevertheless, foreign investments involve different risks from investments in the United States, including currency, market and political risks. Accordingly, the Advisors intend to seek securities of companies in, and governments of, developed, stable nations.

Other Investments

      For temporary, defensive purposes the Fund may invest up to 100% of its assets in high quality short-term money market instruments, and in notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government.

      The Fund may write covered call options on common stock that it owns or has the immediate right to acquire through conversion or exchange of other securities, provided that any such option is traded on a national securities exchange. The Fund may also enter into closing transactions with respect to such options.

      In addition, the Fund may invest up to 10% of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, provided that no more than 5% of its total assets may be invested in restricted securities. Not included within this limitation are securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act, if the securities are determined to be liquid. The Board of Directors has adopted guidelines and delegated to the Advisors, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A securities. Rule 144A securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

      The investment restrictions recited below are matters of fundamental policy and may not be changed without shareholder approval. Accordingly, the Fund will not:

1) Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an industry);

2) Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the outstanding voting securities of such issuer; or

4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any single issuer (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer).


      Further investment restrictions are listed in the Statement of Additional Information.


THE FUND'S NET ASSET VALUE
--------------------------------------------------------------------------------

      The following sections describe how to buy and redeem shares of the Fund.

      The price you pay or receive is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem shares of any of the classes, the price you receive may be reduced by a sales charge. Read the sections on how to buy shares and how to redeem shares for details on how and when these charges may or may not be imposed.

      The net asset value per share of each class is determined on each business day as of the close of trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern Time). It is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ from time to time.

      In valuing the Fund's assets, its investments are priced at their market value which is normally based on current prices but which may be determined according to "fair value" procedures approved by the Fund's Board of Directors.

      You may buy or redeem shares on any day on which the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

HOW TO BUY SHARES

--------------------------------------------------------------------------------

      You may buy any class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

      You may purchase Class A Shares unless you are a defined contribution plan with assets of $75 million or more.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

      Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

      o If you are investing in an IRA account, your initial investment may be as low as $1,000.

      o If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

      o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.

      o There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.

Purchase Price

      The price you pay to buy shares will be the Fund's offering price which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:

                                                                               5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                        Class A Sales
                                       Charge as % of
                                  -------------------------
                                   Offering     Net Amount     Class B Sales     Class C Sales
Amount of Purchase                   Price       Invested          Charge           Charge
-------------------------------   ----------   ------------   ---------------   --------------
Less than  $ 50,000 ...........   4.50%        4.71%               None              None
$   50,000 - $ 99,999..........   3.50%        3.63%               None              None
$  100,000 - $249,999 .........   2.50%        2.56%               None              None
$  250,000 - $499,999 .........   2.00%        2.04%               None              None
$  500,000 - $999,999..........   1.50%        1.52%               None              None
$1,000,000 and over ...........   None         None                None              None
--------------------------------  ----         ----           ---------------   --------------

      Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B or Class C Shares, you may pay a sales charge when you redeem your shares. Refer to the section on how to redeem shares for details.

      The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

      Rights of Accumulation. If you are also purchasing Class A shares of this or any other Flag Investors fund or if you already have investments in Class A or Class D shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

      Letter of Intent. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.


      Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

2) If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Director of the Fund, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Distributor, the Advisors and any broker-dealer authorized to sell shares of the Fund.

4) If you are buying shares in any of the following types of accounts:

     (i)  A qualified retirement plan;

    (ii)  A Flag Investors fund payroll savings plan program;

   (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.


Purchases by Exchange


      You may exchange shares of any other Flag Investors fund with the same sales charge structure for an equal dollar amount of Class A, B or C Shares, as applicable, without payment of the sales charges described above or any other charge. If you exchange Class A shares of any Flag Investors fund with a lower sales charge structure into Class A Shares, you will be charged the difference in sales charges unless (with the exception of Flag Investors Cash Reserve Prime Class A Shares) you have owned the shares for at least 24 months. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' prior written notice.

      You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investing Regularly

      You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the attached Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

      Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

      Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.


      Systematic Purchase Plan. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

      You may redeem any class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If your shares are in an account with the Fund, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

      Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your shares:

1) A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

2) If you are redeeming more than $50,000, a guarantee of your signature by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, securities exchange or association, clearing agency, savings association or (if authorized by state law) credit union.

3) Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Redemption Price

      The price you receive when you redeem shares will be the net asset value of the class of shares you are redeeming less any applicable sales charge. The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.

 Sales Charge as a Percentage of the Dollar Amount Subject to Charge
----------------------------------------------------------------------
                               Class A      Class B      Class C
Years Since Purchase           Shares       Shares       Shares
----------------------       ----------   ---------   ----------
First ................          1.00%*         4.00%       1.00%
Second ...............          0.50%*         4.00%       None
Third ................          None           3.00%       None
Fourth ...............          None           3.00%       None
Fifth ................          None           2.00%       None
Sixth ................          None           1.00%       None
Thereafter ...........          None           None        None
-----------------------         ----           ----        ----


* You will pay a sales charge when you redeem Class A Shares only if you bought those shares at net asset value as part of an investment of $1,000,000 or more. For purchases of $1,000,000 or more of Class A Shares made before May 1, 1999, you will pay a sales charge of 0.50% if you redeem your shares within the first year of purchase instead of the 1.00% reflected in the above chart.

      Determination of Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:


1) No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

2) If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

3) If you acquired the shares through an exchange of shares of another Flag Investors fund, the period of


                                                                               7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase.


4) The sales charge is applied to the lesser of the cost of the shares or their current market value.

      Waiver of Sales Charge. You may redeem shares without paying a sales charge under any of the following circumstances:

1) If you are exchanging your shares for shares of another Flag Investors fund with the same sales charge structure.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

   (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

    (ii) Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

4) If you are redeeming Class A Shares, your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Distributor any payments received when you bought your shares.

      Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

Other Redemption Information

      If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.

      Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you by check, whether or not that is the payment option you have selected.

      If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice.

TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------

      If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges unless you specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information at the time your account is opened and prior to effecting each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following instructions received by telephone that they reasonably believe to be genuine. Your telephone transaction request will be recorded.

      During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.

8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU
--------------------------------------------------------------------------------

      Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

      If you choose Class A Shares, you will pay a sales charge when you buy your shares but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

      If you choose Class B Shares, you will pay no sales charge when you buy your shares but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of six years, your shares convert to Class A Shares thus eliminating the higher expenses.

      If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of six years, the higher expenses continue for as long as you own your shares.

      In general, if you intend to invest more than $100,000, your combined sales charges and expenses are lower with Class A Shares. If you intend to invest less than $100,000 and expect to hold your shares for more than six years, your combined sales charges and expenses are lower with Class B Shares. If you intend to buy less than $100,000 and expect to hold your shares for less than six years, your combined sales charges and expenses are lower with Class C Shares.

      Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.

DEALER COMPENSATION

--------------------------------------------------------------------------------

      Your securities dealer is paid a commission when you buy shares and is paid a servicing fee for as long as you hold your shares.

                                      Dealer Compensation as a % of Offering Price
                                  -----------------------------------------------------
Amount of Purchase                 Class A Shares     Class B Shares     Class C Shares
-------------------------------   ----------------   ----------------   ---------------
Less than  $ 50,000............        4.00%              4.00%              1.00%
$   50,000 - $ 99,999..........        3.00%              4.00%              1.00%
$  100,000 - $249,999..........        2.00%              4.00%              1.00%
$  250,000 - $499,999 .........        1.50%              4.00%              1.00%
$  500,000 - $999,999..........        1.25%              4.00%              1.00%
$1,000,000 and over............           *               4.00%              1.00%
--------------------------------       ----               ----               ----

* Your securities dealer may be paid up to 1.00% of the Offering Price

      In addition to the commissions shown above, your securities dealer may be paid an annual fee equal to 0.25% of the value of your Class A Shares or Class B Shares and an annual fee equal to 1.00% of the value of your Class C Shares for as long as you hold them. The annual fee for the Class A and Class B Shares will begin when you buy your shares. The annual fee for the Class C Shares will begin one year after you buy your shares.


DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

Dividends and Distributions


      The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of quarterly dividends. The Fund may distribute any taxable net capital gains on an annual basis or, alternatively, may elect to retain net capital gains and pay tax thereon.


Tax Treatment of Dividends and Distributions


      The following summary of certain federal income tax consequences affecting the Fund and its shareholders is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning. Accordingly, you are advised to consult with your tax advisor regarding specific questions.


      There is further information concerning taxes in the Statement of Additional Information.


                                                                               9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies for this tax treatment, it will not pay federal income tax on that part of its net investment income that is distributed to shareholders. Unless you are otherwise exempt, you will be generally subject to income tax on the amounts distributed to you, regardless of whether such distributions are paid to you in cash or reinvested in additional shares.




      Capital gains distributions from the Fund are classified as either short-term or long-term depending upon how long the Fund held the securities it sold to generate the gains. You will be taxed on the distributions according to the category stipulated by the Fund regardless of how long you have held your Fund shares. You will be taxed on all other income distributions as ordinary income. If you are a corporate shareholder, you may be entitled to the dividends received deduction on a portion of dividends received from the Fund. You will be advised annually as to the federal income tax status of all distributions.

      Dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been paid by the Fund and received by you in the year in which the dividends were declared.

      The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.

      The sale, exchange, or redemption of Fund shares is a taxable event for you.

MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

      The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers, to the Advisors and to the Distributor. A majority of the Directors of the Fund have no affiliation with the Advisors or the Distributor.

INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------------------------------------------------

      Investment Company Capital Corp. ("ICC" or the "Advisor") is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the Fund's sub-advisor. ICC is the investment advisor to mutual funds with approximately $7.4 billion of net assets as of March 31, 1998. In addition to this Fund, these include other funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. ABIM is a registered investment advisor with approximately $8.4 billion under management as of March 31, 1998.

      ICC supervises and manages all of the Fund's operations. Under the Investment Advisory and Sub-Advisory Agreements, ICC delegates to ABIM certain of its duties, provided that ICC continues to supervise the performance of ABIM and report thereon to the Fund's Board of Directors. Pursuant to the terms of the Sub-Advisory Agreement, ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates. The Board has established procedures under which ABIM may allocate transactions to certain affiliates, provided that compensation on each transaction is reasonable and fair compared to the commission, fee or other remuneration received or to be received by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time. In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, ABIM may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

      As compensation for its services for the fiscal year ended March 31, 1998, ICC received from the Fund a


10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

fee equal to 0.77% of the Fund's average daily net assets and, for the same period, ICC paid ABIM a fee equal to 0.56% of the Fund's average daily net assets.

      ICC is an indirect subsidiary of Bankers Trust Corporation. ABIM is a limited partnership affiliated with the Advisor. Buppert, Behrens & Owen, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. BT Alex. Brown Incorporated ("BT Alex. Brown") owns a 1% general partnership interest in ABIM and BT Alex. Brown Holdings, Inc. owns the remaining 49% limited partnership interest.

      ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting ser-vices to the Fund. An affiliate of ICC provides custody services to the Fund. (See "Custodian, Transfer Agent and Accounting Services.")

Portfolio Manager

      Mr. Hobart C. Buppert, II has primary responsibility for managing the Fund's assets. From the Fund's inception until July 31, 1997, he shared that responsibility with Messrs. J. Dorsey Brown, III and Lee S. Owen.

      Mr. Buppert has 26 years of investment experience. He has been a Vice President of ABIM since 1980. Prior to joining ABIM, Mr. Buppert worked as a Portfolio Manager for T. Rowe Price Associates from 1976 to 1980 and as a Portfolio Manager and Research Analyst for the Equitable Trust Company from 1972 to 1976. Mr. Buppert received his B.A. and M.B.A. degrees from Loyola College in 1970 and 1974, respectively. He is a member of the Baltimore Security Analysts Society and the Financial Analysts Federation.


DISTRIBUTOR

--------------------------------------------------------------------------------


      ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") has served as distributor of the Fund's shares since August 31, 1997. ICC Distributors is a registered broker-dealer that offers distribution services to a variety of registered investment companies including other funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. ICC Distributors is not affiliated with the Advisors.

      The Fund has adopted a Distribution Agreement and related Plans of Distribution with respect to the Class A Shares, the Class B Shares and the Class C Shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. In addition, the Fund may enter into agreements with certain financial institutions, including certain banks and BT Alex. Brown, to provide shareholder services, pursuant to which the Distributor may allocate on a proportional basis up to all of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Such financial institutions may charge you separately for these services.

      As compensation for providing distribution services for the Class A Shares for the period from August 31, 1997 through March 31, 1998, the Distributor received a fee equal to 0.25% (annualized) of the Class A Shares' average daily net assets.

      As compensation for providing distribution and shareholder services for the Class B Shares for the period from August 31, 1997 through March 31, 1998, the Distributor received a distribution fee equal to 0.75% (annualized) and a shareholder servicing fee equal to 0.25% (annualized) of the Class B Shares' average daily net assets. As compensation for providing distribution and shareholder services for the Class C Shares, the Distributor receives a distribution fee equal to 0.75% and a shareholder servicing fee equal to 0.25% of the Class C Shares' average daily net assets. The distribution fees are used to compensate the Distributor for its services and expenses in distributing the Class B Shares and the Class C Shares. The shareholder servicing fees are used to compensate the Distributor, securities dealers and servicing agents for services provided and expenses incurred in maintaining your account, responding to your inquiries and providing you with information on your investments.

      Payments under the Plans are made as described above regardless of the Distributor's actual cost of providing distribution services. If the cost of providing distribution services is less than the payments received, the Distributor may retain the unexpended portion of the distribution fee. The Advisor or the Distributor and their respective affiliates may make payments from their own resources to securities dealers and servicing agents. Payments by the Distributor may include additional discounts or promotional incentives in the form of cash or other compensation (including merchandise or travel).


                                                                              11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES
--------------------------------------------------------------------------------

      Investment Company Capital Corp. is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services to the Fund for the fiscal year ended March 31, 1998, ICC received a fee equal to 0.02% of the Fund's average daily net assets. Bankers Trust Company, a subsidiary of Bankers Trust Corporation, acts as custodian of the Fund's assets. (See the Statement of Additional Information.)



PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

      From time to time, the Fund may advertise its performance, including comparisons with other mutual funds with similar investment objectives and to stock or other relevant indices. All such advertisements will show the average annual total return, net of the Fund's maximum sales charge imposed on Class A Shares or including the contingent deferred sales charge imposed on Class B Shares or Class C Shares redeemed at the end of the specified period covered by the total return figure, over one-, five- and ten-year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value, net of the maximum sales charge and other fees according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation.

      If the Fund compares its performance to other funds or to relevant indices, the Fund's performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield. For these purposes, the performance of the Fund, as well as the performance of such investment companies or indices, may not reflect sales charges, which, if reflected, would reduce performance results.

      The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services that monitor the performance of mutual funds. The performance of the Fund may also be compared to the Lehman Brothers Government Corporate Bond Index, the Consumer Price Index, the return on 90-day U.S. Treasury bills, long-term U.S. Treasury bonds, bank certificates of deposit, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. The Fund may also use total return performance data as reported in the following national financial and industry publications that monitor the performance of mutual funds: Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

      Performance will fluctuate, and any statement of past results should not be considered as representative of the future performance of the Fund. Performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by your bank with respect to your account are not included in calculations of performance and will reduce your investment returns.


GENERAL INFORMATION
--------------------------------------------------------------------------------

Capital Shares


      The Fund is an open-end, diversified management investment company, organized under the laws of the State of Maryland on March 5, 1992 and is authorized to issue 90 million shares of capital stock, with a par value of $.001 per share. Shares of the Fund have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding shares voting together for the election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each share is entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid. The fiscal year-end of the Fund is March 31.

      The Board of Directors is authorized to establish additional series of shares of capital stock, each of which would evidence interests in a separate portfolio

12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated: "Flag Investors Value Builder Fund Class A Shares", "Flag Investors Value Builder Fund Class B Shares" and "Flag Investors Value Builder Fund Class C Shares." The Board has no present intention of establishing any additional series of the Fund, but the Fund does have two other classes of shares in addition to the shares offered hereby:
"Flag Investors Value Builder Fund Class D Shares," which are not currently being offered, and "Flag Investors Value Builder Fund Institutional Shares." Additional information concerning the Fund's Institutional Shares may be obtained by calling the Distributor at (800) 767-FLAG. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to other classes of shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but the classes may have different distribution/service fees or sales load structures and, accordingly, the net asset value per share of classes may differ at times.



Annual Meetings


      The Fund does not expect to hold annual meetings of shareholders, unless required by applicable Maryland law. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

Reports

      You will be furnished with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, PricewaterhouseCoopers LLP.

Shareholder Inquiries

      If you have questions concerning your shares, contact the Fund at (800) 767-FLAG, the Transfer Agent at (800) 553-8080, or your securities dealer or servicing agent.


                                                                              13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    FLAG INVESTORS VALUE BUILDER FUND, INC.
                            NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------

Make check payable to "Flag Investors Value Builder              For assistance in completing this Application please call:
Fund, Inc." and mail with this Application to:                   1-800-553-8080, Monday through Friday, 8:30 a.m. to 5:30 p.m.
                                                                 (Eastern Time).
Flag Investors Funds
P.O. Box 419663                                                  To open an IRA account, please call 1-800-767-3524 for an IRA
Kansas City, MO 64141-6663                                       information kit.
Attn: Flag Investors Value Builder Fund, Inc.

I wish to purchase the following class of shares of the Fund, in the amount below. (Please check the applicable box and indicate the amount of purchase.)

/ / Class A Shares (4.5% maximum initial sales charge) in the amount of $________
/ / Class B Shares (4.0% maximum contingent deferred sales charge) in the amount of $________

/ / Class C Shares (1.0% maximum contingent deferred sales charge) in the amount of $________

                                       Your Account Registration (Please Print)

Existing Account No., if any: __________________

Individual or Joint Tenant                                       Gifts to Minors

-------------------------------------------------------         --------------------------------------------------------------------
First Name     Initial      Last Name                           Custodian's Name (only one)

-------------------------------------------------------         --------------------------------------------------------------------
Social Security Number                                          Minor's Name (only one)

-------------------------------------------------------         --------------------------------------------------------------------
Joint Tenant   Initial     Last Name                            Social Security Number of Minor Minor's Date of Birth (Mo./Day/Yr.)


Corporations, Trusts, Partnerships, etc.                        Mailing Address

--------------------------------------------------------        --------------------------------------------------------------------
Name of Corporation, Trust or Partnership                       Street

-------------------    ---------------------------------        --------------------------------------------------------------------
Tax ID Number           Date of Trust                           City                                     State         Zip
                                                                (    )
--------------------------------------------------------        --------------------------------------------------------------------
Name of Trustees (If to be included in the Registration)        Daytime Phone

--------------------------------------------------------
For the Benefit of

                                            Letter of Intent (Optional)



/ / I agree to the Letter of Intent and Escrow Arrangement set forth in the prospectus. Although I am not obligated to do so, I intend to over a 13-month period in Class A Shares of Flag Investors Value Builder, Inc., in an aggregate amount at least equal to:

                            / / $50,000  / / $100,000  / / $250,000  / / $500,000  / / $1,000,000


                                         Right of Accumulation (Optional)


List the Account numbers of other Flag Investors Funds that you or your family already own that qualify for reduced sales charges.

    Fund Name                       Account No.                     Owner's Name                             Relationship

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                 Distribution Options

Please check the appropriate boxes. If none of the options are selected, all will be reinvested in additional shares of the same class of the at no sales charge.

                         Income Dividends                      Capital Gains
                         / / Reinvested in additional shares   / / Reinvested in additional shares
                         / / Paid in Cash                      / / Paid in Cash

Call (800) 553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.

                                                                             A-1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 Automatic Investing Plan (Optional)

/ / I authorize you as Agent for the Automatic Investing Plan to automatically invest $______ in Class A Shares or $______ in Class
B Shares or $______ in Class C Shares for me, on a monthly or quarterly basis, on or about the 20th of each month or, if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account.
(Bank drafts may be drawn on commercial banks only.)
Minimum Initial Investment: $250 per class      / / Monthly ($100 minimum per class)     Please attach a voided check
Subsequent Investments (check one):             / / Quarterly ($250 minimum per class)

------------------------------------------------            ------------------------------------------------------------------------
Bank Name                                                   Depositor's Signature                                      Date

------------------------------------------------            ------------------------------------------------------------------------
Existing Flag Investors Fund Account No., if any            Depositor's Signature (if joint acct., both must sign)      Date

                                                Systematic Withdrawal Plan (Optional)


/ / Beginning the month of ________ , 19__ please send me checks on a monthly or quarterly basis, as indicated below, in the amount of (complete as applicable) $______, from Class A Shares and/or $_______ from Class B Shares and/or $_______ from Class C Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000 per class.)

__Frequency (check one):   / / Monthly    / / Quarterly (January, April, July and October)

                                                       Telephone Transactions


I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other Flag Investors Funds) unless I mark one or both of the boxes below:

No, I/We do not want:    / / Telephone exchange privileges    / / Telephone redemption privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:


    Bank: --------------------------------       Bank Account No.: -----------------------------

 Address: --------------------------------      Bank Account Name: -----------------------------

Signature and Taxpayer Certification
------------------------------------------------------------------------------------------------------------------------------------
The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.

By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)
/ / U.S. Citizen/Taxpayer:
    / / I certify that (1) the number shown above on this form is the correct Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding,or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

    / / If no Tax ID Number or Social Security Number has been provided above, I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9. You may request such form by calling the Transfer
        Agent at 800-553-8080).

   / / Non-U.S. Citizen/Taxpayer:
       Indicated country of residence for tax purposes:-----------------------------------------------------
       Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.


------------------------------------------------------------------------------------------------------------------------------------
I acknowledge that I am of legal age in the state of my residence. I have a copy of the Fund's prospectus.

-----------------------------------------------------------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------            ------------------------------------------------------------------------
Signature                       Date                        Signature (if joint acct., both must sign)                   Date
------------------------------------------------------------------------------------------------------------------------------------
-------------------------------
     For Dealer Use Only
-------------------------------

Dealer's Name:    ------------------------------            Dealer Code: -----------------------------------------------------------
Dealer's Address: ------------------------------            Branch Code: -----------------------------------------------------------
                  ------------------------------
Representative:   ------------------------------            Rep. No.:    -----------------------------------------------------------


A-2

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     FLAG INVESTORS VALUE BUILDER FUND, INC.
                      (Class A, Class B and Class C Shares)



                               Investment Advisor
                        INVESTMENT COMPANY CAPITAL CORP.
                                One South Street
                            Baltimore, Maryland 21202



            Sub-Advisor                                  Distributor
 ALEX. BROWN INVESTMENT MANAGEMENT                  ICC DISTRIBUTORS, INC.
         One South Street                               P.O. Box 7558
     Baltimore, Maryland 21202                      Portland, Maine 04101



           Transfer Agent                         Independent Accountants
  INVESTMENT COMPANY CAPITAL CORP.              PRICEWATERHOUSECOOPERS LLP
          One South Street                          250 West Pratt Street
      Baltimore, Maryland 21202                   Baltimore, Maryland 21201
           1-800-553-8080



              Custodian                                  Fund Counsel
       BANKERS TRUST COMPANY                     MORGAN, LEWIS & BOCKIUS LLP
         130 Liberty Street                         2000 One Logan Square
      New York, New York 10006                Philadelphia, Pennsylvania 19103

--------------------------------------------------------------------------------

                     FLAG INVESTORS VALUE BUILDER FUND, INC.
                             (Institutional Shares)

                              Cross Reference Sheet

                                  July 29, 1998



Items Required by Form N-1A


Part A                Information Required in Prospectus                        Registration Statement Heading



Item 1.               Cover Page                                                Cover Page
Item 2.               Synopsis                                                  Fee Table
Item 3.               Condensed Financial Information                           Financial Highlights
Item 4.               General Description of Registrant                         Investment Program;
                                                                                Investment Restrictions;
                                                                                General Information
Item 5.               Management of the Fund                                    Management of the Fund;
                                                                                Investment Advisor and
                                                                                Sub-Advisor; Distributor;
                                                                                Custodian, Transfer
                                                                                Agent and Accounting Services
Item 5A.              Management's Discussion of Fund                           *
                      Performance
Item 6.               Capital Stock and Other Securities                        Cover Page;
                                                                                Dividends and Taxes;
                                                                                General Information
Item 7.               Purchase of Securities Being Offered                      The Fund's Net Asset Value; How to
                                                                                Buy Institutional Shares
Item 8.               Redemption or Repurchase                                  How to Redeem Institutional
                                                                                Shares; Telephone Transactions
Item 9.               Pending Legal Proceedings                                 **



Part B                Information Required in a Statement
                      of Additional Information

Item 10.              Cover Page                                                Cover Page
Item 11.              Table of Contents                                         Table of Contents
Item 12.              General Information and History                           General Information
                                                                                and History
Item 13.              Investment Objectives and Policies                        Investment Objective,
                                                                                Policies and Risk
                                                                                Considerations
Item 14.              Management of the Fund                                    Management of
                                                                                the Fund
Item 15.              Control Persons and Principal                             Control Persons and
                      Holders of Securities                                     Principal Holders of

---------------
* Information required by Item 5A is contained in Registrant's 1998 Annual Report to Shareholders.
**   Omitted since the answer is negative or the item is not applicable.



Item 16.              Investment Advisory and Other                             Investment Advisory and
                      Services                                                  Other Services;
                                                                                Custodian, Transfer Agent and
                                                                                Accounting Services
Item 17.              Brokerage Allocation                                      Brokerage
Item 18.              Capital Stock and Other Securities                        Capital Shares; Semi-Annual Reports
Item 19.              Purchase, Redemption and Pricing of                       Valuation of Shares
                      Securities Being Offered                                  and Redemption
Item 20.              Tax Status                                                Federal Tax Treatment of
                                                                                Dividends and
                                                                                Distributions
Item 21.              Underwriters                                              Distribution of Fund
                                                                                Shares
Item 22.              Calculation of Performance Data                           Performance Information
Item 23.              Financial Statements                                      Financial Statements

Part C                Other Information

                      Part C contains the information required by the items contained therein under the items set forth in the form.


--------------
* Information required by Item 5A is contained in Registrant's 1998 Annual Report to Shareholders.
**   Omitted since the answer is negative or the item is not applicable.

--------------------------------------------------------------------------------

                                      LOGO
                                 FLAG INVESTORS
                            VALUE BUILDER FUND, INC.
                             (Institutional Shares)



                   Prospectus & Application -- August 1, 1998


--------------------------------------------------------------------------------

This mutual fund (the "Fund") seeks to maximize total return through a combination of long-term growth of capital and current income.


Flag Investors Institutional Shares of the Fund ("Institutional Shares") are available through your securities dealer or the Fund's transfer agent and may be purchased only by eligible institutions, certain qualified retirement plans or investment advisory affiliates of BT Alex. Brown Incorporated ("BT Alex. Brown"). (See "How to Buy Institutional Shares.")


This Prospectus sets forth basic information that you should know about the Fund prior to investing. You should retain it for future reference. A Statement of Additional Information dated August 1, 1998, has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference. It is available upon request and without charge by calling the Fund at (800) 767-FLAG.




TABLE OF CONTENTS
Fee Table ..................................     1
Financial Highlights .......................     2
Investment Program .........................     3
Investment Restrictions ....................     5
The Fund's Net Asset Value .................     5
How to Buy Institutional Shares ............     5
How to Redeem Institutional Shares .........     6
Telephone Transactions .....................     6
Dividends and Taxes ........................     7
Management of the Fund .....................     7
Investment Advisor and Sub-Advisor .........     7
Distributor ................................     8
Custodian, Transfer Agent and
   Accounting Services .....................     8
Performance Information ....................     9
General Information ........................     9
Application ................................    A-1



The Fund's shares are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in the shares involves risk, including possible loss of principal.


Flag Investors Funds
P.O. Box 515
Baltimore, Maryland 21203

--------------------------------------------------------------------------------


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FEE TABLE
--------------------------------------------------------------------------------
Shareholder Transaction Expenses:


Maximum Sales Charge Imposed on Purchases ....................  None
Maximum Sales Charge Imposed on Reinvested Dividends .........  None
Maximum Deferred Sales Charge ................................  None

Annual Fund Operating Expenses (as a percentage of average daily net assets):


Management Fees .......................   0.77%
12b-1 Fees ............................   None
Other Expenses ........................   0.12%
                                         -----
Total Fund Operating Expenses .........   0.89%
                                         =====




Example:                                                    1 year     3 years     5 years     10 years
---------------------------------------------------------   --------   ---------   ---------   ---------
You would pay the following expenses on a $1,000 invest-
ment, assuming (1) 5% annual return and (2) redemption at
the end of each time period: ............................     $9         $28         $49         $110



The Expenses and Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

     The purpose of the above table is to describe the various costs and expenses that you will bear indirectly when you invest in Institutional Shares. If you purchase Institutional Shares through a financial institution, you may be charged separate fees by that institution.


                                                                             1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights included in the following table are a part of the Fund's financial statements for the periods indicated and have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial statements and financial highlights for the fiscal year ended March 31, 1998 and the report thereon of PricewaterhouseCoopers LLP are included in the Statement of Additional Information. Additional performance information is contained in the Fund's Annual Report for the fiscal year ended March 31, 1998, which can be obtained at no charge by calling the Fund at (800) 767-FLAG.


(For a share outstanding throughout each period)
--------------------------------------------------------------------------------


                                                                           Institutional Shares
                                                             -------------------------------------------------
                                                                                             For the Period
                                                                    For the Year           November 2, 1995(1)
                                                                  Ended March 31,                through
                                                                 1998           1997         March 31, 1996
                                                             ------------   -----------   --------------------
Per Share Operating Performance:
 Net asset value at beginning of period ..................   $  17.27         $  14.77           $ 13.89
                                                             --------         --------           -------
Income from Investment Operations:
 Net investment income ...................................       0.51             0.41              0.13
 Net realized and unrealized gain on investments .........       5.25             2.53              1.17
                                                             ---------        --------           -------
 Total from Investment Operations ........................       5.76             2.94              1.30
                                                             ---------        --------           -------
Less Distributions:
 Net investment income and short-term gains ..............     ( 0.51)          ( 0.38)           ( 0.10)
 Net realized mid-term and long-term gains ...............     ( 0.26)          ( 0.06)           ( 0.32)
                                                             --------         --------           -------
 Total distributions .....................................     ( 0.77)          ( 0.44)           ( 0.42)
                                                             --------         --------           -------
 Net asset value at end of period                            $  22.26         $  17.27           $  14.77
                                                             ========         ========           ========
Total Return .............................................      34.08%           20.24%             21.12%
Ratios to Average Net Assets:
 Expenses ................................................       0.89%            1.02%              1.03%(2)
 Net investment income ...................................       2.75%            2.83%              2.89%(2)
Supplemental Data:
 Net assets at end of period (000) .......................   $103,817         $ 34,771           $ 11,768
 Portfolio turnover rate .................................          7%              13%                15%
 Average commissions per share ...........................   $  0.062            0.066                 --

--------------------------------------------------------------------------------

(1) Commencement of operations.
(2) Annualized.


2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT PROGRAM
--------------------------------------------------------------------------------

Investment Objective, Policies and Risk
Considerations

      The Fund's investment objective is to maximize total return through a combination of long-term growth of capital and current income. The Fund seeks to achieve this objective through a policy of diversified investments in equity and debt securities, including common stocks, convertible securities and government and corporate fixed-income obligations. There can be no assurance, however, that the Fund will achieve its investment objective.

      The Fund's investment advisor (the "Advisor") and the Fund's sub-advisor (the "Sub-Advisor") (collectively, the "Advisors") are responsible for managing the Fund's investments. (See "Investment Advisor and Sub-Advisor.") The Advisors consider both the opportunity for gain and the risk of loss in making investments, and may alter the relative percentages of assets invested in equity and fixed-income securities from time to time, depending on the judgment of the Advisors as to general market and economic conditions, trends in yields and interest rates and changes in fiscal and monetary policies.

      Under normal market conditions, between 40% and 75% of the Fund's total assets will be invested in common stock and other equity investments (including preferred stocks, convertible debt, warrants and other securities convertible into or exchangeable for common stocks). In selecting securities for the Fund's portfolio, the Advisors expect to apply a "flexible value" approach to the selection of equity investments. Under this approach, the Advisors will attempt to identify securities that are undervalued in the marketplace, but will also consider such factors as current and expected earnings, dividends, cash flows and asset values in their evaluation of a security's investment potential.

      At least 25% of the Fund's total assets will be invested in fixed-income securities, defined for this purpose to include non-convertible corporate debt securities, non-convertible preferred stock and government obligations. The average maturity of these investments will vary from time to time depending on the Advisors' assessment of the relative yields available on securities of different maturities. It is currently anticipated that the average maturity of the fixed-income securities in the Fund's portfolio will be between two and ten years under normal market conditions. In general, non-convertible corporate debt obligations held in the Fund's portfolio will be rated, at the time of purchase, BBB or higher by Standard & Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated by S&P or Moody's, determined to be of comparable quality by the Advisors under criteria approved by the Board of Directors. Investment grade securities (securities rated BBB or higher by S&P or Baa or higher by Moody's) are generally thought to provide the highest credit quality and the smallest risk of default. Securities rated BBB by S&P or Baa by Moody's have speculative characteristics. Up to 10% of the Fund's assets may be invested in lower quality debt obligations (securities rated BB or lower by S&P or Ba or lower by Moody's). Securities that were investment grade at the time of purchase, but are subsequently downgraded to BB, Ba or lower will be included in the 10% category. In the event that any security owned by the Fund is downgraded, the Advisors will review the situation and take appropriate action, but will not be required to sell any such security. If such a downgrade causes the 10% limit to be exceeded, the Fund will be precluded from investing further in below investment grade debt securities. (See "Investments in Non-Investment Grade Securities" below.)

      The Fund may also purchase obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including certain mortgage-related debt securities), and may invest in high quality short-term debt securities such as commercial paper rated A-1 or A-1+ by S&P or P-1 by Moody's.

Investments in Non-Investment Grade
Securities

      Lower rated debt obligations, also known as "junk bonds," are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Securities in the lowest rating category that the Fund may purchase (securities rated D by S&P or C by Moody's) may present a particular risk of default, or may be in default and in arrears in payment of principal and interest. In addition, C- or D-rated securities may be regarded as having extremely poor prospects of ever attaining investment standing. Yields and market values of these bonds will fluctuate over time, reflecting changing interest rates and the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value, regardless of prevailing interest rates. Accordingly, adverse economic developments, including a recession or a substantial period of rising interest rates, may disrupt the high-yield bond market, affecting both the value and liquidity of such bonds. The market prices of these securities may fluctuate more than those of higher rated securities and may decline significantly in periods of general

                                                                               3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

economic difficulty, which may follow periods of rising interest rates. An economic downturn could adversely affect the ability of issuers of such bonds to make payments of principal and interest to a greater extent than issuers of higher rated bonds might be affected. The ratings categories of S&P and Moody's are described more fully in the Appendix to the Statement of Additional Information.

      The following table provides a summary of ratings assigned by S&P to debt obligations in the Fund's portfolio. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended March 31, 1998, presented as a percentage of total investments. These percentages are historical and are not necessarily indicative of the quality of current or future portfolio holdings, which may vary.



                 S&P Rating                    Average
                ------------                 -----------
                  AAA                          11.89%
                  AA                            1.65%
                  A                             4.24%
                  BBB                          11.51%
                  BB                            3.41%
                  B                             3.74%
                  Unrated                       0.00%

Investments in Repurchase Agreements

      The Fund may agree to purchase U.S. Government securities from creditworthy financial institutions, such as banks or broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Default by or bankruptcy proceedings with respect to the seller may, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

Investments in Securities of Foreign Issuers

      From time to time, the Fund may invest in American Depositary Receipts, which are interests in securities of foreign companies, and up to 10% of the Fund's total assets in debt and equity securities of foreign issuers not publicly traded in the United States when the Advisors believe that such investments provide good opportunities for achieving income and capital gains without undue risk. Nevertheless, foreign investments involve different risks from investments in the United States, including currency, market and political risks. Accordingly, the Advisors intend to seek securities of companies in, and governments of, developed, stable nations.

Other Investments

      For temporary, defensive purposes the Fund may invest up to 100% of its assets in high quality short-term money market instruments, and in notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government.

      The Fund may write covered call options on common stock that it owns or has the immediate right to acquire through conversion or exchange of other securities, provided that any such option is traded on a national securities exchange. The Fund may also enter into closing transactions with respect to such options.

      In addition, the Fund may invest up to 10% of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, provided that no more than 5% of its total assets may be invested in restricted securities. Not included within this limitation are securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act, if the securities are determined to be liquid. The Board of Directors has adopted guidelines and delegated to the Advisors, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A securities. Rule 144A securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

      The investment restrictions recited below are matters of fundamental policy and may not be changed without shareholder approval. Accordingly, the Fund will not:

1) Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an industry);

2) Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the outstanding voting securities of such issuer; or

3) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any single issuer (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer).

      Further investment restrictions are listed in the Statement of Additional Information.

THE FUND'S NET ASSET VALUE
--------------------------------------------------------------------------------

      The following sections describe how to buy and redeem shares of the Fund.

      The price you pay or receive is based on the Fund's net asset value per share. The net asset value per share of a class is determined on each business day as of the close of trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern Time). It is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class.

      In valuing the Fund's assets, its investments are priced at their market value which is normally based on current prices but which may be determined according to "fair value" procedures approved by the Fund's Board of Directors.

      You may buy or redeem shares on any day on which the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.



HOW TO BUY INSTITUTIONAL SHARES

--------------------------------------------------------------------------------

      You may buy Institutional Shares if you are any of the following:

      o An eligible institution (e.g., a financial institution, corporation, investment counselor, trust, estate or educational, religious or charitable institution or a qualified retirement plan other than a defined contribution plan).

      o A defined contribution plan with assets of at least $75 million.

      o An investment advisory affiliate of BT Alex. Brown purchasing shares for the accounts of your investment advisory clients.

      You may buy Institutional Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy Institutional Shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

                                                                              5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment Minimums

      If you are an eligible institution, your initial investment must be at least $500,000. The following are exceptions to the $500,000 minimum initial investment:

      o There is no minimum initial investment for investment advisory affiliates of BT Alex. Brown purchasing shares for the accounts of its investment advisory clients.

      o There is no minimum initial investment for defined contribution plans with assets of at least $75 million.

      o The minimum initial investment for all other qualified retirement plans is $1 million.

      There are no minimums for subsequent investments.

Purchases by Exchange

      You may exchange Institutional shares of any other Flag Investors fund for an equal dollar amount of Institutional Shares of the Fund.

      You may request an exchange through your securities dealer or your servicing agent. Contact them for details on how to enter your order. If your Institutional Shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by express mail or telephone. The Fund may modify or terminate this offer of exchange at any time on 60 days' prior written notice.

Other Information

      In the interest of economy and convenience and because of the operating procedures for the Institutional Shares, certificates representing such shares will not be issued.


HOW TO REDEEM INSTITUTIONAL SHARES
--------------------------------------------------------------------------------


      You may redeem your shares through your securities dealer or your servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund, you may also redeem them by contacting the Transfer Agent by telephone (if you are redeeming less than $500,000). You will be paid for redeemed shares by wire transfer of funds to your securities dealer, servicing agent or bank upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three Business Days.

      Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be remitted by wire to your securities dealer, servicing agent or bank.

      If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' written notice.

TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------


      If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $500,000 or exchange them for Institutional Shares of another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges unless you specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring you to provide certain personal identification information at the time your account is opened and prior to effecting each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following instructions received by telephone that they reasonably believe to be genuine. Your telephone transaction request will be recorded.

      During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by express mail or facsimile.

6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

Dividends and Distributions

      The Fund's policy is to distribute substantially all of its taxable net investment income in the form of quarterly dividends. The Fund may distribute any taxable net capital gains on an annual basis or, alternatively, may elect to retain net capital gains and pay tax thereon.

      Unless you elect otherwise, all income dividends and capital gains distributions will be reinvested in additional Institutional Shares at net asset value. You may elect to terminate automatic reinvestment by giving written notice to the Transfer Agent, either directly or through your securities dealer or servicing agent, at least five days before the next date on which dividends or distributions will be paid.

Tax Treatment of Dividends and Distributions

      The following summary of certain federal income tax consequences affecting the Fund and its shareholders is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning. Accordingly, you are advised to consult with your tax advisor regarding specific questions.

      There is further information concerning taxes in the Statement of Additional Information.

      The Fund has been and expects to continue to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies for this tax treatment, it will not pay federal income tax on that part of its net investment income that is distributed to shareholders. Unless you are otherwise exempt, you will be generally subject to federal income tax on the amounts distributed to you, regardless of whether such distributions are paid to you in cash or reinvested in additional Institutional Shares.



      Capital gains distributions from the Fund are classified as either short-term or long-term depending upon how long the Fund held the securities it sold to generate the gains. You will be taxed on the distributions according to the category stipulated by the Fund regardless of how long you have held your Fund shares. You will be taxed on all other income distributions as ordinary income. If you are a corporate shareholder, you may be entitled to the dividends received deduction on a portion of dividends received from the Fund. You will be advised annually as to the federal income tax status of all distributions.

      Dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been paid by the Fund and received by you in the year in which the dividends were declared.

      The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for federal excise tax.

      The sale, exchange or redemption of Institutional Shares is a taxable event for you.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

      The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's executive officers, to the Advisors and the Distributor. A majority of Directors of the Fund are not affiliated with the Advisors or the Distributor.



INVESTMENT ADVISOR AND SUB-ADVISOR

--------------------------------------------------------------------------------

      Investment Company Capital Corp. ("ICC" or the "Advisor") is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the Fund's sub-advisor. ICC is the investment advisor to mutual funds with approximately $7.4 billion of net assets as of May 31, 1998. In addition to this Fund, these include other funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. ABIM is a registered investment advisor with approximately $8.4 billion under management as of May 31, 1998.

                                                                               7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      ICC supervises and manages all of the Fund's operations. Under the Investment Advisory and Sub-Advisory Agreements, ICC delegates to ABIM certain of its duties, provided that ICC continues to supervise the performance of ABIM and report thereon to the Fund's Board of Directors. Pursuant to the terms of the Sub-Advisory Agreement, ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates. The Board has established procedures under which ABIM may allocate transactions to certain affiliates, provided that compensation to such affiliates on each transaction is reasonable and fair compared to the commission, fee or other remuneration received or to be received by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time. In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, ABIM may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.



      As compensation for providing investment advisory services to the Fund for the fiscal year ended March 31, 1998, ICC received a fee equal to 0.77% of the Fund's average daily net assets and, for the same period, ICC paid ABIM a fee equal to 0.56% of the Fund's average daily net assets.

      ICC is an indirect subsidiary of Bankers Trust Corporation. ABIM is a limited partnership affilated with the Advisor. Buppert, Behrens & Owen, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. BT Alex. Brown Incorporated owns a 1% general partnership interest in ABIM and BT Alex. Brown Holdings, Inc. owns the remaining limited partnership interest.

      ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC serves as the Fund's Custodian. (See "Custodian, Transfer Agent and Accounting Services.")

Portfolio Manager

      Mr. Hobart C. Buppert, II has primary responsibility for managing the Fund's assets. From the Fund's inception until July 31, 1997, he shared that responsibility with Messrs. J. Dorsey Brown, III and Lee S. Owen.

      Mr. Buppert has 26 years of investment experienced. He has been a Vice President of ABIM since 1980. Prior to joining ABIM, Mr. Buppert worked as a Portfolio Manager for T. Rowe Price Associates from 1976 to 1980 and as a Portfolio Manager and Research Analyst for the Equitable Trust Company from 1972 to 1976. Mr. Buppert received his B.A and M.B.A. degrees from Loyola College in 1970 and 1974, respectively. He is a member of the Baltimore Security Analysts Society and the Financial Analysts Federation.


DISTRIBUTOR
--------------------------------------------------------------------------------


      ICC Distributors, Inc. ("ICC Distributors" or the "Distributor") serves as distributor of each class of the Fund's shares. ICC Distributors receives no compensation for distributing the Institutional Shares. ICC Distributors is a registered broker-dealer that offers distribution services to a variety of registered investment companies including other funds in the Flag Investors family of funds and BT Alex. Brown Cash Reserve Fund, Inc. ICC Distributors is not affiliated with the Advisors.

      ICC Distributors bears all expenses associated with advertisements, promotional materials, sales literature and printing and mailing prospectuses to individuals and entities other than Fund shareholders. The Advisor or its affiliates may make payments from their own resources to securities dealers and servicing agents.


CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES
--------------------------------------------------------------------------------


      Investment Company Capital Corp. is the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. As compensation for providing accounting services to the Fund for the fiscal year ended March 31, 1998, ICC received from the Fund a fee equal to 0.02% of the Fund's average daily net assets. Bankers Trust Company, a subsidiary of Bankers Trust Corporation, acts as custodian of the Fund's assets. (See the Statement of Additional Information.)


8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


      From time to time the Fund may advertise its performance, including comparisons to other mutual funds with similar investment objectives and to stock or other relevant indices. All advertisements of performance will show the average annual total return over one-, five- and ten-year periods or, if such periods have not yet elapsed, shorter periods corresponding to the life of the Fund. Such total return quotations will be computed by finding average annual compounded rates of return over such periods that would equate an assumed initial investment of $1,000 to the ending redeemable value according to the required standardized calculation. The standardized calculation is required by the SEC to provide consistency and comparability in investment company advertising and is not equivalent to a yield calculation.

      If the Fund compares its performance to other funds or to relevant indices, the Fund's performance will be stated in the same terms in which such comparative data and indices are stated, which is normally total return rather than yield.

      The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Morningstar Inc., independent services that monitor the performance of mutual funds. The performance of the Fund may also be compared to the Lehman Brothers Government Corporate Bond Index, the Consumer Price Index, the return on 90-day U.S. Treasury bills, long-term U.S. Treasury bonds, bank certificates of deposit, the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. The Fund may also use total return performance data as reported in the following national financial and industry publications that monitor the performance of mutual funds: Money Magazine, Forbes, Business Week, Barron's, Investor's Daily, IBC/Donoghue's Money Fund Report and The Wall Street Journal.

      Performance will fluctuate, and any statement of past results should not be considered as representative of the future performance of the Fund. Performance is generally a function of the type and quality of instruments held by the Fund, operating expenses and market conditions. Any fees charged by your bank with respect to your account are not included in calculations of performance and will reduce your investment returns.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Capital Shares


      The Fund is an open-end, diversified management investment company, organized under the laws of the State of Maryland on March 5, 1992 and is authorized to issue 90 million shares of capital stock, with a par value of $.001 per share. Shares have equal rights with respect to voting. Voting rights are not cumulative, so the holders of more than 50% of the outstanding shares voting together for the election of Directors may elect all the members of the Board of Directors of the Fund. In the event of liquidation or dissolution of the Fund, each share is entitled to its pro rata portion of the Fund's assets after all debts and expenses have been paid. The fiscal year-end of the Fund is March 31.

      The Board of Directors is authorized to establish additional series of shares of capital stock, each of which would evidence interests in a separate portfolio of securities, and separate classes of each series of the Fund. The shares offered by this Prospectus have been designated: "Flag Investors Value Builder Fund Institutional Shares." The Board has no present intention of establishing any additional series of the Fund, but the Fund does have four other classes of shares in addition to the shares offered hereby: "Flag Investors Value Builder Fund Class A Shares," "Flag Investors Value Builder Fund Class B Shares" and "Flag Investors Value Builder Fund Class C Shares," which are offered by a separate prospectus and "Flag Investors Value Builder Fund Class D Shares," which are not currently being offered. Additional information concerning the Fund's Class A Shares, Class B Shares and Class C Shares may be obtained by calling the Fund at (800) 767-FLAG. Different classes of the Fund may be offered to certain investors and holders of such shares may be entitled to certain exchange privileges not offered to Institutional Shares. All classes of the Fund share a common investment objective, portfolio of investments and advisory fee, but the classes may have different distribution fees or sales load structures and, accordingly, the net asset value per share of the classes may differ at times.


Annual Meetings



      The Fund does not expect to hold annual meetings of shareholders unless required by applicable Maryland law. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering

                                                                               9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.



Reports

      You will be furnished with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants, PricewaterhouseCoopers LLP.

Shareholder Inquiries

      If you have questions concerning your Institutional Shares, contact the Fund at (800) 767-FLAG, the Transfer Agent at (800) 553-8080 or your securities dealer or servicing agent.


10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    FLAG INVESTORS VALUE BUILDER FUND, INC.
                            (INSTITUTIONAL SHARES)
                            NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------

Send completed Application by overnight carrier to:   For assistance in completing this Application please call:
 Flag Investors Funds                                 1-800-553-8080, Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time).
 330 West Ninth Street, First Floor
 Kansas City, MO 64105
 Attn: Flag Investors Value Builder Fund, Inc.

If you are paying by check, make check payable to "Flag Investors Value Builder
Fund, Inc." and mail with this Application. If you are paying by wire, see instructions below.
--------------------------------------------------------------------------------
           Your Account Registration (Please Print)


Name on Account                                                   Mailing Address

----------------------------------                                -----------------------------------------
Name of Corporation, Trust or Partnership                         Name of Individual to Receive Correspondence


---------------------------                                       -----------------------------------------
Tax ID Number                                                     Street

/ / Corporation / / Partnership / / Trust                         -----------------------------------------
                                                                  City                  State  Zip

/ / Non-Profit or Charitable Organization / / Other               (  )
If a Trust, please provide the following:          -------        -----------------------------------------
                                                                  Daytime Phone

--------------------------------------------------------------------------------
Date of Trust                   For the Benefit of

--------------------------------------------------------------------------------
Name of Trustees (If to be included in the Registration)

                               Initial Investment

Indicate the amount to be invested and the method of payment:
   A. By Mail: Enclosed is a check in the amount of $             payable to
--    Flag Investors Value Builder Fund, Inc.        -----------

   B. By Wire: A bank wire in the amount of $             has been sent
--    from                                   -------------
          --------------------------  ---------------------------------
                 Name of Bank                  Wire Control Number
     Wire Instructions
     Follow the instructions below to arrange for a wire transfer for initial investment:

     o Send completed Application by overnight carrier to BT Alex. Brown Incorporated/Flag Investors Funds at the address listed above.
     o Call 1-800-553-8080 to obtain new investor's Fund account number.
     o Wire payment of the purchase price to Investors Fiduciary
       Trust Company ("IFTC"), as follows:
       IFTC
       a/c Flag Investors Funds
       Acct. # 7528167
       ABA # 1010-0362-1
       Kansas City, Missouri 64105
     Please include the following information in the wire:
     o Flag Investors Value Builder Fund, Inc. -- Institutional Shares
     o The amount to be invested
     o "For further credit to
                             ------------------------------- ."
                            (Investor's Fund Account Number)

--------------------------------------------------------------------------------
                              Distribution Options

Please check appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional Institutional Shares of the Fund.

  Income Dividends                        Capital Gains
  / / Reinvested in additional shares     / / Reinvested in additional shares
  / / Paid in cash                        / / Paid in cash
--------------------------------------------------------------------------------
                             Telephone Transactions

I understand that I will automatically have telephone redemption privileges (for amounts up to $500,000) and exchange privileges (with respect to Institutional Shares of other Flag Investors Funds) unless I mark one or both of the boxes below:
     No, I do not want:
  / / Telephone redemption privileges   / / Telephone exchange privileges

       Redemptions effected by telephone will be wired to the bank account designated below.
--------------------------------------------------------------------------------
                            Bank Account Designation
                        (This Section Must Be Completed)

Please attach a blank, voided check to provide account and bank routing information.

--------------------------------------------------------------------------------
Name of Bank                             Branch

--------------------------------------------------------------------------------
Bank Address                             City/State/Zip

--------------------------------------------------------------------------------
Name(s) on Account

--------------------------------------------------------------------------------
Account Number                           A.B.A. Number
                                                                             A-1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    Acknowledgment, Certificate and Signature

The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.

By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)

/ / U.S. Citizen/Taxpayer:

    / / I certify that (1) the number shown above on this form is the correct
        Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

    / / If no Tax ID Number has been provided above, I have applied, or intend to apply, to the IRS for a Tax ID Number, and I understand that if I do not provide such number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide your Tax ID Number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-553-8080.)

/ / Non-U.S. Citizen/Taxpayer: Indicated country of residence for tax purposes:
                ---------------------------------
    Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.

I have received a copy of the Fund's prospectus.
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


--------------------------------------------------------------------------------
Signature of Corporate Officer, General Partner, Trustee, etc. Date

--------------------------------------------------------------------------------
Signature of Corporate Officer, General Partner, Trustee, etc. Date

                  Person(s) Authorized to Conduct Transactions

The following person(s) ("Authorized Person(s)") are currently officers, trustees, general partners or other authorized agents of the investor. Any ------- * of the Authorized Person(s) is, by lawful and appropriate action of the investor, a person entitled to give instructions regarding purchases and redemptions or make inquiries regarding the Account.

----------------------------------         ----------------------------------
Name/Title                                   Signature              Date

----------------------------------         ----------------------------------
Name/Title                                   Signature              Date

----------------------------------         ----------------------------------
Name/Title                                   Signature              Date

----------------------------------         ----------------------------------
Name/Title                                   Signature              Date

The signature appearing to the right of each Authorized Person is that person's signature. Investment Company Capital Corp. ("ICC") may, without inquiry, act upon the instructions (whether verbal, written, or provided by wire, telecommunication, or any other process) of any person claiming to be an Authorized Person. Neither ICC nor any entity on behalf of which ICC is acting shall be liable for any claims or expenses (including legal fees) or for any losses resulting from actions taken upon any instructions believed to be genuine. ICC may continue to rely on the instructions made by any person claiming to be an Authorized Person until it is informed through an amended Application that the person is no longer an Authorized Person and it has a reasonable period (not to exceed one week) to process the amended Application. Provisions of this Application shall be equally Applicable to any successor of ICC.
* If this space is left blank, any one Authorized Person is authorized to give instructions and make inquiries. Verbal instructions will be accepted from any one Authorized Person. Written instructions will require signatures of the number of Authorized Persons indicated in this space.

--------------------------------------------------------------------------------
                            Certificate of Authority

Investors must complete one of the following two Certificates of Authority.

Certificate A: FOR CORPORATIONS AND UNINCORPORATED ASSOCIATIONS (With a Board of Directors or Board of Trustees.)

I                            , Secretary of the above-named investor, do hereby
  --------------------------certify that at a meeting on                       ,
                                                        ----------------------
 at which a quorum was present throughout, the Board of Directors (Board of Trustees) of the investor duly adopted a resolution which is in full force and effect and in accordance with the investor's charter and by-laws, which resolution did the following: (1) empowered the officers/trustees executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names and titles of the officers of the investor and to notify ICC when changes in officers occur; and (4) authorized the Secretary to certify that such a resolution has been duly adopted and will remain in full force and effect until ICC receives a duly-executed amendment to the Certification form.

Witness my hand and seal on behalf of the investor.

This   day of       , 199
    --       ------      ---
    Secretary
             ---------------------------------------------------
The undersigned officer (other than the Secretary) hereby certifies that the foregoing instrument has been signed by the Secretary of the investor.

--------------------------------------------------------------------------------
Signature and title                                             Date

Certificate B: FOR PARTNERSHIPS AND TRUSTS (Even if you are the sole trustee)

The undersigned certify that they are all general partners/trustees of the investor and that they have done the following under the authority of the investor's partnership agreement/trust instrument: (1) empowered the general partner/trustee executing this Application (or amendment) to do so on behalf of the investor; (2) empowered the above-named Authorized Person(s) to effect securities transactions for the investor on the terms described above; (3) authorized the Secretary to certify, from time to time, the names of the general partners/trustees of the investor and to notify ICC when changes in general partners/trustees occur. This authorization will remain in full force and effect until ICC receives a further duly-executed certification. (If there are not enough spaces here for all necessary signatures, complete a separate certificate containing the language of this Certificate B and attach it to the Application).

--------------------------------------------------------------------------------
Signature and title                                             Date

--------------------------------------------------------------------------------
Signature and title                                             Date

A-2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    FLAG INVESTORS VALUE BUILDER FUND, INC.

                            (Institutional Shares)







                              Investment Advisor
                       INVESTMENT COMPANY CAPITAL CORP.
                               One South Street
                           Baltimore, Maryland 21202




          Sub-Advisor                                 Distributor
ALEX. BROWN INVESTMENT MANAGEMENT                ICC DISTRIBUTORS, INC.
        One South Street                             P.O. Box 7558
   Baltimore, Maryland 21202                     Portland, Maine 04101





       Transfer Agent                             Independent Accountants
INVESTMENT COMPANY CAPITAL CORP.                PRICEWATERHOUSECOOPERS LLP
     One South Street                             250 West Pratt Street
 Baltimore, Maryland 21202                      Baltimore, Maryland 21201
      1-800-553-8080




        Custodian                                     Fund Counsel
   BANKERS TRUST COMPANY                       MORGAN, LEWIS & BOCKIUS LLP
    130 Liberty Street                            2000 One Logan Square
  New York, New York 10006                   Philadelphia, Pennsylvania 19103

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION


                              --------------------


                     FLAG INVESTORS VALUE BUILDER FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202


                              --------------------





 THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ
   IN CONJUNCTION WITH A PROSPECTUS WHICH MAY BE OBTAINED FROM YOUR SECURITIES
             DEALER OR SHAREHOLDER SERVICING AGENT OR BY WRITING OR
                 CALLING THE FUND, ONE SOUTH STREET, BALTIMORE,
                         MARYLAND 21202, (800) 767-FLAG.








                   Statement of Additional Information Dated:
                                 August 1, 1998
                       relating to the Prospectuses Dated:
                                 August 1, 1998

                                TABLE OF CONTENTS


1.      GENERAL INFORMATION AND HISTORY...............................................................................1

2.      INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS........................................................2

3.      VALUATION OF SHARES AND REDEMPTION............................................................................7

4.      FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS..........................................................8

5.      MANAGEMENT OF THE FUND.......................................................................................11

6.      INVESTMENT ADVISORY AND OTHER SERVICES.......................................................................15

7.      DISTRIBUTION OF FUND SHARES..................................................................................16

8.      BROKERAGE....................................................................................................20

9.      CAPITAL STOCK................................................................................................22

10.     SEMI-ANNUAL REPORTS..........................................................................................22

11.     CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES............................................................23

12.     INDEPENDENT ACCOUNTANTS......................................................................................23

13.     LEGAL MATTERS................................................................................................23

14.     PERFORMANCE INFORMATION......................................................................................24

15.     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................................................26

16.     FINANCIAL STATEMENTS.........................................................................................26

        APPENDIX....................................................................................................A-1


1.      GENERAL INFORMATION AND HISTORY

        Flag Investors Value Builder Fund, Inc. (the "Fund") is an open-end management investment company, or mutual fund. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers four classes of shares: Flag Investors Value Builder Fund Class A Shares (the "Class A Shares"), Flag Investors Value Builder Fund Class B Shares (the "Class B Shares"); Flag Investors Value Builder Fund Class C Shares (the "Class C Shares"); and Flag Investors Value Builder Fund Institutional Shares (the "Institutional Shares") (collectively, the "Shares"). As used herein, the "Fund" refers to Flag Investors Value Builder Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class.

        Important information concerning the Fund is included in the Fund's Prospectuses which may be obtained without charge from the Fund's distributor (the "Distributor") or from Participating Dealers that offer Shares to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its Shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


        The Fund was incorporated under the laws of the State of Maryland on March 5, 1992. The Fund filed a registration statement with the SEC registering itself as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its Shares under the Securities Act of 1933, as amended, and commenced operations on June 15, 1992. The Fund commenced offering the Class B Shares on January 3, 1995, the Institutional Shares on November 2, 1995, and the Class C Shares on April 8, 1998.


        For the period from November 9, 1992 through November 18, 1994, the Fund offered another class of shares: Flag Investors Value Builder Fund Class D Shares, which were known at the time as Flag Investors Value Builder Fund Class B Shares and reclassified as Flag Investors Value Builder Fund Class D Shares on November 18, 1994. Shares of that class are not currently being offered, although some Class D Shares remain outstanding.

        Under a license agreement dated June 15, 1992 between the Fund and Alex. Brown & Sons Incorporated, now BT Alex. Brown Incorporated ("BT Alex. Brown"), BT Alex. Brown licenses to the Fund the "Flag Investors" name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.


        The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. The Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition and received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Fund. The Fund and its shareholders may experience losses if these assurances prove to be incorrect or if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Fund does business, experience difficulties as a result of year 2000 issues.

2.      INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

        The Fund's investment objective is to maximize total return through a combination of long-term capital appreciation and current income. The Fund seeks to achieve this objective through a policy of diversified investments in equity and debt securities (including common stocks, convertible securities and government and corporate fixed-income obligations). Under normal market conditions, between 40% and 75% of the Fund's total assets will be invested in equity securities and at least 25% of the Fund's total assets will be invested in fixed-income securities, all as more fully described in the Prospectus. In addition, the Fund may invest in other types of securities, which are also described in the Prospectus. There can be no assurance that the Fund's investment objective will be achieved.

        In addition to the Fund's investments in corporate and government fixed-income obligations the Fund may invest up to 10% of its total assets in non-convertible corporate debt obligations that are rated below investment grade by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or are unrated by S&P or Moody's and of similar quality. A description of the rating categories of S&P and Moody's is set forth in the Appendix to this Statement of Additional Information. The Fund may also invest up to 5% of its net assets in covered call options as described below, and an additional 10% of its total assets in the aggregate in equity and debt securities issued by foreign governments or corporations and not traded in the United States.

        Additional information about certain of the Fund's investment policies and practices are described below.

Covered Call Options

        As a means of protecting the Fund's assets against market declines, the Fund may write covered call option contracts on certain securities which it owns or has the immediate right to acquire, provided that the aggregate value of such options does not exceed 5% of the value of the Fund's net assets as of the time such options are written. If, however, the securities on which the calls have been written appreciate, more than 5% of the Fund's assets may be subject to the call. The Fund may also purchase call options for the purpose of terminating its outstanding call option obligations.

        When the Fund writes a call option, it gives the purchaser of the option the right, but not the obligation, to buy the securities at the price specified in the option (the "Exercise Price") at any time prior to the expiration of the option. In call options written by the Fund, the Exercise Price, plus the option premium paid by the purchaser, will almost always be greater than the market price of the underlying security at the time a call option is written. If any option is exercised, the Fund will realize the gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received. By writing a covered option, the Fund may forego, in exchange for the net premium, the opportunity to profit from an increase in value of the underlying security above the Exercise Price. Thus, options will be written when the Fund's investment advisor (the "Advisor"), or the Fund's sub-advisor (the "Sub-Advisor") (collectively, the "Advisors"), as appropriate, believe the security should be held for the long-term but expects no appreciation or only moderate appreciation within the option period. The Fund also may write covered options on securities that have a current value above the original purchase price but which, if then sold, would not normally qualify for a long-term capital gains treatment. Such activities will normally take place during periods when market volatility is expected to be high.

        Only call options which are traded on a national securities exchange will be written. Currently, call options may be traded on the Chicago Board Options Exchange and the American, Pacific, Philadelphia and New York Stock

Exchanges. Call options are issued by The Options Clearing Corporation, which also serves as the clearing house for transactions with respect to options. The price of a call option is paid to the writer without refund on expiration or exercise, and no portion of the price is retained by The Options Clearing Corporation or the exchanges listed above. Writers and purchasers of options pay the transaction costs, which may include commissions charged or incurred in connection with such option transactions.

        Call options may be purchased by the Fund, but only to terminate an obligation as a writer of a call option. This is accomplished by making a closing purchase transaction, that is, the purchase of a call option on the same security with the same Exercise Price and expiration date as specified in the call option which had been written previously. A closing purchase transaction with respect to calls traded on a national securities exchange has the effect of extinguishing the obligation of a writer. Although the cost to the Fund of such a transaction may be greater than the net premium received by the Fund upon writing the original option, the Directors believe that it is appropriate for the Fund to have the ability to make closing purchase transactions in order to prevent its portfolio securities from being purchased pursuant to the exercise of a call. The Advisors may also permit the call option to be exercised. A profit or loss from a closing purchase transaction or exercise of a call option will be realized depending on whether the amount paid to purchase a call to close a position, or the price at which the option is exercised, is less or more than the amount received from writing the call. In the event that the Advisors are incorrect in their forecasts regarding market values, interest rates and other applicable factors, the Fund would be in a worse position than if the call option had not been written.

        Positions in options on stocks may be closed before expiration only by a closing transaction, which may be made only on an exchange which provides a liquid secondary market for such options. Although the Fund will write options only when the Advisors believe a liquid secondary market will exist on an exchange for options of the same series, there can be no assurance that a liquid secondary market will exist for any particular stock option. Possible reasons for the absence of a liquid secondary market include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) inadequacy of the facilities of an exchange or The Options Clearing Corporation to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or to impose restrictions on types of orders. Although The Options Clearing Corporation has stated that it believes (based on forecasts provided by the exchanges on which options are traded) that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and although each exchange has advised The Options Clearing Corporation that it believes that its facilities will also be adequate to handle reasonably anticipated volume, there can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render certain of these facilities inadequate and thereby result in the institution of special trading procedures or restrictions.

        Certain provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, will restrict the use of covered call options. (See "Federal Tax Treatment of Dividends and Distributions" below.)

Convertible Securities

        As described in the Prospectus, the Fund may invest in convertible securities. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying common stock increases, whereas it tends to decrease as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investment in common stock of the same issuer.

Below Investment Grade Corporate Bonds

        The Fund may purchase non-convertible corporate bonds that carry ratings lower than those assigned to investment grade bonds by S&P or Moody's, or that are unrated by S&P or Moody's if such bonds, in the Advisors' judgment, meet the quality criteria established by the Board of Directors. These bonds generally are known as "junk bonds." These securities may trade at substantial discounts from their face values. Accordingly, if the Fund is successful in meeting its objectives, investors may receive a total return consisting not only of income dividends but, to a lesser extent, capital gain distributions. Appendix A to this Statement of Additional Information sets forth a description of the S&P and Moody's rating categories, which indicate the rating agency's opinion as to the probability of timely payment of interest and principal. These ratings range in descending order of quality from AAA to D, in the case of S&P, and from Aaa to C, in the case of Moody's. Generally, securities that are rated lower than BBB by S&P or Baa by Moody's are described as below investment grade. Securities rated lower than investment grade may be of a predominately speculative character and their future cannot be considered well-assured. The issuer's ability to make timely payments of principal and interest may be subject to material contingencies. Securities in the lowest rating categories may be unable to make timely interest or principal payments and may be in default and in arrears in interest and principal payments.

        Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, these ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, the Advisors do not rely exclusively on ratings issued by S&P or Moody's in selecting portfolio securities, but supplement such ratings with independent and ongoing review of credit quality. In addition, the total return the Fund may earn from investments in high-yield securities will be significantly affected not only by credit quality but by fluctuations in the markets in which such securities are traded. Accordingly, selection and supervision by the Advisors of investments in lower rated securities involves continuous analysis of individual issuers, general business conditions, activities in the high-yield bond market and other factors. The analysis of issuers may include, among other things, historic and current financial conditions, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

        Investing in higher yield, lower rated bonds entails substantially greater risk than investing in investment grade bonds, including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of high-yield bonds will fluctuate over time, reflecting not only changing interest rates but also the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. In adverse economic conditions, the liquidity of the secondary market for junk bonds may be significantly reduced. In addition, adverse economic developments could disrupt the high-yield market, affecting both price and liquidity, and could also affect the ability of issuers to repay principal and interest, thereby leading to a default rate higher than has been the case historically. Even under normal conditions, the market for lower rated bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high-yield market and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, the market for lower rated bonds may become more volatile and there may be significant disparities in the prices quoted for high-yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable, objective data available.

        Finally, prices for high-yield bonds may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation may significantly depress the prices of outstanding high-yield bonds.

Repurchase Agreements

        The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed to be creditworthy by the Advisors, under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the U.S. Government only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible sub-normal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

Foreign Investment Risk Considerations

        From time to time, the Advisors may invest the Fund's assets in American Depository Receipts and other securities, which are traded in the United States and represent interests in foreign issuers. The Advisors may also invest up to 10% of the Fund's assets in securities of foreign companies, and in debt and equity securities issued by foreign corporate and government issuers and which are not traded in the United States when the Advisors believe that such investments provide good opportunities for achieving income and capital gains without undue risk. Foreign investments involve substantial and different risks which should be carefully considered by any potential investor. Such investments are usually not denominated in dollars so changes in the value of the dollar relative to other currencies will affect the value of foreign investments. In general, less information is publicly available about foreign companies than is available about companies in the United States. Most foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on United States exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies in the United States. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. Portfolio securities held by the Fund which are listed on foreign exchanges may be traded on days that the Fund does not value its securities, such as Saturdays and the customary United States business holidays on which the New York Stock Exchange is closed. As a result, the net asset value of Shares may be significantly affected on days when shareholders do not have access to the Fund.

        Although the Fund intends to invest in securities of companies and governments of developed, stable nations, there is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the Fund in some foreign countries. The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the Fund's shareholders. The expense ratio of the Fund can be expected to be higher than those of investment companies investing in domestic securities due to the additional cost of custody of foreign securities.

Mortgage Securities

        The Fund may purchase mortgage-backed debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Mortgage-backed securities represent an ownership interest in a pool of residential and commercial mortgage loans. Generally, these securities are designed to provide monthly payments of interest and principal to the investor. The mortgagee's monthly payments to his/her lending institution are passed through to investors such as the Fund. Most issuers or poolers provide guarantees of payments, regardless of whether the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. The pools are assembled by various Governmental and Government-related organizations. The Fund may invest in securities issued or guaranteed by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) and other government agencies.

        Mortgage-backed securities are subject to certain risks that are different from those associated with other debt securities. Due to the possibility that prepayments on home mortgages will alter cash flow on mortgage securities, it is not possible to determine in advance the actual final maturity date or average life. Like debt securities in general, mortgage-backed securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of mortgage securities held by the Fund may be lengthened. This extension of average life causes the market price of the securities to decrease further than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

Investment Restrictions

        The Fund's investment program is subject to a number of investment restrictions which reflect self- imposed standards as well as federal regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectuses, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. Accordingly, the Fund will not:

        1. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided, that while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

        2.      Invest in real estate or mortgages on real estate;

        3. Purchase or sell commodities or commodities contracts, including financial futures contracts;

        4. Act as an underwriter of securities within the meaning of the U.S. federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

        5. Issue senior securities;

        6. Make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements in accordance with its investment objectives and policies;

        7. Effect short sales of securities;

        8. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

        9. Purchase participations or other direct interests in oil, gas or other mineral leases or exploration or development programs; or

       10. Invest more than 10% of the value of its net assets in illiquid securities (as defined under federal or state securities laws), including repurchase agreements with remaining maturities in excess of seven days, provided, however, that the Fund shall not invest more than 5% of its total assets in securities that the Fund is restricted from selling to the public without registration under the Securities Act of 1933, as amended (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, that have been determined to be liquid by the Fund's Board of Directors based upon the trading markets for such securities).

        The following investment restriction may be changed by a vote of the majority of the Board of Directors. The Fund will not: Invest in shares of any other investment company registered under the Investment Company Act, except as permitted by federal law.

        The percentage limitations contained in these restrictions apply at the time of purchase of securities.


3.      VALUATION OF SHARES AND REDEMPTION

Valuation of Shares


        The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. (Eastern Time) each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


        The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business which is ordinarily 4:00 p.m. (Eastern Time). Under such agreements, so long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.

Redemption

        The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.


        Under normal circumstances, the Fund will redeem shares by check or by wire transfer of funds. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.



4.      FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

        The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

        The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders and the discussion here and in the Fund's Prospectuses is not intended as a substitute for careful tax planning.

Qualification as a Regulated Investment Company

        The Fund has elected to be, and has been, taxed as a regulated investment company ("RIC") under Subchapter M of the Code. In order to qualify as a RIC for any taxable year, the Fund generally must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in securities or currencies (the "Income Requirement").

        In addition, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must consist of cash and cash items, U.S. government securities, securities of other RICs and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of any such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other RICs), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses (the "Asset Diversification Test"). The Fund will not lose its status as a RIC if it fails to meet the Asset Diversification Test solely as a result of a fluctuation in value of portfolio assets not attributable to a purchase. The Fund may curtail its investments in certain securities where the application thereto of the Asset Diversification Test is uncertain.

        Under Subchapter M of the Code, the Fund is exempt from federal income tax on its net investment income and capital gains which it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) for the year (the "Distribution Requirement") and complies with the other requirements of the Code described above. Distributions of investment company taxable income made during the taxable year or, under certain specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement. The Distribution Requirement for any year may be waived if a RIC establishes to the satisfaction of the Internal Revenue Service that it is unable to satisfy the Distribution Requirement by reason of distributions previously made for the purpose of avoiding liability for federal excise tax.

        Although the Fund intends to distribute substantially all of its net investment income and capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

        If for any taxable year, the Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and all such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction for corporate shareholders.

Fund Distributions

        Distributions of investment company taxable income, generally, will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.


        The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains") for each taxable year. If such gains are distributed as a capital gains distribution, they are taxable to shareholders at a rate of 20% or at a rate of 28%, depending upon the holding period of the Fund in the underlying asset generating the net capital gain and regardless of the length of time the shareholder has held Shares, whether or not such gains were recognized by the Fund prior to the date on which a shareholder acquired Shares and whether or not the distribution was paid in cash or reinvested in Shares. Conversely, if the Fund elects to retain its net capital gains, it will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate capital gains tax rate. In this event, it is expected that the Fund also will elect to have shareholders treated as having received a distribution of such gains, with the result that shareholders will be required to report such gains on their returns as gain from the sale or exchange of a capital asset held for more than one year, will receive a tax credit for their allocable share of capital gains tax paid by the Fund on the gains, and will increase the tax basis for their Shares by an amount equal to 65% of such gains.


        In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the 70% dividends received deduction to the extent of the gross amount of certain qualifying dividends received by the Fund for the year. Generally, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. For purposes of the alternative minimum tax and the environmental tax, corporate shareholders generally will be required to take the full amount of any dividend received from the Fund into account in determining their adjusted current earnings for purposes of computing "alternative minimum taxable income."


        Generally for individual shareholders, gain or loss on the sale or exchange of a Share will be capital gain or loss which will be long-term if the Share has been held for eighteen months or more, mid-term if the Share has been held for more than twelve, but less than eighteen months, and otherwise will be short-term capital gain. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or has included in income any undistributed net capital gains of the Fund with respect to such Share), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund with respect to such Share which have been included in the shareholder's income). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

        Investors should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those purchasing just prior to an ordinary income dividend or capital gains distribution will be taxable on the entire amount of the dividend received, even though the net asset value per Share on the date of such purchase may have reflected the amount of such forthcoming dividend or distribution.


        The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of distributions payable to any shareholder who (1) has provided either an incorrect taxpayer identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report receipt of interest or dividends, or (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding.

        The Fund will provide a statement annually to shareholders as to the federal income tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends received deduction.

Federal Excise Tax; Miscellaneous Considerations

        The Code imposes a non-deductible 4% federal excise tax on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The excise tax is imposed on the undistributed part of this required distribution. In addition, the balance of such income must be distributed during the next calendar year to avoid liability for the excise tax in that year. For the foregoing purposes, an investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. Because the Fund intends to distribute all of its income currently (or to retain, at most its net capital gains and pay tax thereon), the Fund does not anticipate incurring any liability for this excise tax.

         Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

5.       MANAGEMENT OF THE FUND

Directors and Officers

         The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*TRUMAN T. SEMANS, Chairman (10/27/26)
        Managing Director Emeritus, BT Alex. Brown Incorporated; Vice Chairman, Alex. Brown Capital Advisory & Trust Company and Director, Investment Company Capital Corp. (registered investment advisor) and Director, Virginia Hot Springs, Inc.; Formerly, Vice Chairman, Alex. Brown & Sons Incorporated (now BT Alex. Brown Incorporated).

JAMES J. CUNNANE, Director (3/11/38)
        60 Seagate Drive, Unit P160, Naples, Florida 34103. Managing Director, CBC Capital (merchant banking), 1993-Present. Formerly, Senior
        Vice President and Chief Financial Officer, General Dynamics Corporation (defense) 1989-1993; and Director, The Arch Fund (registered investment company).

*RICHARD T. HALE, Director (7/17/45)
        Managing Director, BT Alex. Brown Incorporated; Director and President, Investment Company Capital Corp. (registered investment advisor); and Chartered Financial Analyst.

JOHN F. KROEGER, Director (8/11/24)
        37 Pippins Way, Morristown, New Jersey 07960. Formerly, Consultant, Wendell & Stockel Associates, Inc. (consulting firm); General Manager, Shell Oil Company; Director/Trustee, AIM Funds (registered investment companies).

LOUIS E. LEVY, Director (11/16/32)
        26 Farmstead Road, Short Hills, New Jersey 07078. Director, Kimberly-Clark Corporation (personal consumer products) and Household International (banking and finance); Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants. Formerly, Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992 and Partner, KPMG Peat Marwick, retired 1990.

EUGENE J. McDONALD, Director (7/14/32)
        Duke Management Company, Erwin Square, Suite 1000, 2200 West Main Street, Durham, North Carolina 27705. President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care); Director, Central Carolina Bank & Trust (banking), Key Funds (registered investment companies) and DP Mann Holdings (insurance). Formerly, Director, AMBAC Treasurers Trust (registered investment company).

REBECCA W. RIMEL, Director (4/10/51)
        The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts; Director and Executive Vice President, The Glenmede Trust Company. Formerly, Executive Director, The Pew Charitable Trusts.

CARL W. VOGT, ESQ., Director (4/20/36)
        Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking) and American Science & Engineering (x-ray detection equipment). Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak); Member, Aviation System Capacity Advisory Committee (Federal Aviation Administration).


HARRY WOOLF, President (8/12/23)
        Institute for Advanced Study, South Olden Lane, Princeton, New Jersey 08540. Professor-at-Large Emeritus, Institute for Advanced Study; Director, ATL and Spacelabs Medical Corp. (medical equipment); Director, Family Health International (non-profit research and education); Director, Research America (non-profit medical research). Formerly, Director, Flag Investors/ISI/BT Alex. Brown Family of Funds; Trustee, Rockefeller Foundation; Director, Merrill Lynch Cluster C Funds (registered investment companies); and Trustee, Reed College (education).


AMY M. OLMERT, Secretary (5/14/63)
        Vice President, BT Alex. Brown Incorporated, June 1997-Present. Formerly, Senior Manager, Coopers & Lybrand L.L.P., September 1988-June 1997.


JOSEPH A. FINELLI, Treasurer (1/24/57)
        Vice President, BT Alex. Brown Incorporated and Vice President, Investment Company Capital Corp. (registered investment advisor), September 1995-Present. Formerly, Vice President and Treasurer, The Delaware Group of Funds (registered investment companies) and Vice President, Delaware Management Company, Inc. (investments), 1980-August, 1995.

SCOTT J. LIOTTA, Assistant Secretary (3/18/65)
        Assistant Vice President, BT Alex. Brown Incorporated, July 1996-Present. Formerly, Manager and Foreign Markets Specialist, Putnam Investments Inc. (registered investment companies), April 1994- July 1996; Supervisor, Brown Brothers Harriman & Co. (domestic and global custody), August 1991- April 1994.


----------------
* A Director who is an "interested person," as defined in the Investment Company Act.



         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by BT Alex. Brown or its affiliates. There are currently 13 funds in the Flag Investors/ISI Funds and BT Alex. Brown Cash Reserve Fund, Inc. fund complex (the "Fund Complex"). Mr. Semans serves as Chairman of five funds and as a Director of six other funds in the Fund Complex. Mr. Hale serves as Chairman of four funds and as a Director of eight other funds in the Fund Complex. Messrs. Cunnane, Kroeger, Levy and McDonald serve as Directors of each fund in the Fund Complex. Ms. Rimel and Mr. Vogt serve as Directors of 11 funds in the Fund Complex. Mr. Woolf serves as President of seven funds in the Fund Complex. Ms. Olmert serves as Secretary, Mr. Finelli serves as Treasurer and Mr. Liotta serves as Assistant Secretary, respectively, of each of the funds in the Fund Complex.

        Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, BT Alex. Brown in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

        With the exception of the Fund's President, officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of BT Alex. Brown or the Advisor may be considered to have received remuneration indirectly. As compensation for his or her services, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Director") and Mr. Woolf, the Fund's President, receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an aggregate annual fee from the Fund Complex. Payment of such fees and expenses is allocated among the funds in direct proportion to their relative net assets. For the fiscal year ended March 31, 1998, Independent Directors' fees attributable to the assets of the Fund totaled approximately $19,733.

         The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended March 31, 1998.


                               COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------------------
Name of Person,            Aggregate Compensation From     Pension or Retirement        Total Compensation from the
Position                   the Fund Payable to Directors   Benefits Accrued as Part of  Fund and Fund Complex Payable
                           for the Fiscal Year Ended       Fund Expenses                to Directors for the Fiscal Year
                           March 31, 1998                                               Ended March 31, 1998
-------------------------------------------------------------------------------------------------------------------------
Truman T. Semans(1)        $0                              $0                                          $0
Chairman
Richard T. Hale(1)         $0                              $0                                          $0
 Director
Charles W. Cole, Jr.(1,2)  $0                              $0                                          $0
 Director,
James J. Cunnane           $2,740(3)                       $ (4)                               $39,000 for service
 Director                                                                                        on 13 Boards
John F. Kroeger            $3,443                          $ (4)                               $49,000 for service
 Director                                                                                        on 13 Boards
Louis E. Levy              $2,740(3)                       $ (4)                               $39,000 for service
 Director                                                                                        on 13 Boards
Eugene J. McDonald         $2,740(3)                       $ (4)                               $39,000 for service
 Director                                                                                        on 13 Boards
Rebecca W. Rimel           $2,794(3)                       $ (4)                               $39,000 for service
 Director                                                                                       on 11 Boards(5)
Carl W. Vogt               $2,822(3)                       $ (4)                               $39,000 for service
 Director                                                                                       on 11 Boards(5)

--------------


  1 A Director who is an "interested person" as defined in the Investment Company Act.
  2     Retired, effective August 13, 1997.
  3 Of amounts payable to Messrs. Cunnane, Levy, McDonald, and Vogt and Ms. Rimel $2,740, $0, $2,740, $2,822 and $2,794,
        respectively, was deferred pursuant to a deferred compensation plan.
  4 The Fund Complex has adopted a retirement plan for eligible Directors, as described below. The actuarially computed pension expense for the year ended March 31, 1998 was approximately $14,969.
  5 Ms. Rimel and Mr. Vogt received proportionately higher compensation from each fund for which they serve.

         The Fund Complex has adopted a Retirement Plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's Advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each Fund for which the Participant serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994 and Mr. Woolf who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen and fourteen years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.


         Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 1997 are as follows: for Mr. Cunnane, 3 years; for Mr. Kroeger, 15 years; for Mr. Levy, 3 years; for Mr. McDonald, 5 years; for Ms. Rimel, 2 years; and for Mr. Vogt, 2 years.



                                     Estimated Annual Benefits Payable By Fund Complex Upon Retirement
                                     ------------------------------------------------------------------
Years of Service                      Chairman of Audit Committee                   Other Participants
----------------                      ---------------------------                   ------------------
6 years                                         $ 4,900                                   $ 3,900
7 years                                         $ 9,800                                   $ 7,800
8 years                                         $14,700                                   $11,700
9 years                                         $19,600                                   $15,600
10 years or more                                $24,500                                   $19,500


         Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, or up to all, of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Levy, McDonald and Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among various Flag Investors funds and BT Alex. Brown Cash Reserve Fund, Inc. and BT International Equity Fund in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally quarterly installments over a period of ten years.


Code of Ethics

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics applies to the personal investing activities of all of the directors and officers of the Fund, as well as to designated officers, directors and employees of the Advisors and the Distributor. As described below, the Code of Ethics imposes additional restrictions on the Advisors' investment personnel, including the portfolio managers and employees who execute or help execute a portfolio manager's decisions or who obtain contemporaneous information regarding the purchase or sale of a security by the Fund.

         The Code of Ethics requires that any officer, director or employee of the Fund, or the Advisors, preclear personal securities investments (with certain exceptions, such as non-volitional purchases or purchases which are part of an automatic dividend reinvestment plan). The foregoing would also apply to any officer, director or employee of the Distributor that is an access person. The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to investment personnel include a ban on acquiring any securities in an initial public offering, a prohibition from profiting on short-term trading in securities and special preclearance of the acquisition of securities in private placements. Furthermore, the Code of Ethics provides for trading "blackout periods" that prohibit trading by investment personnel and certain other employees within periods of trading by the Fund in the same security. Trading by investment personnel and certain other employees of the Advisor or Sub-Advisor, as appropriate, would be exempt from this "blackout period" provided that (1) the market capitalization of a particular security exceeds $2 billion; and (2) orders of such entity (including trades of both clients and covered persons) do not exceed ten percent of the daily average trading volume of the security for the prior 15 days. Officers, directors and employees of the Advisors and the Distributor may comply with codes instituted by those entities so long as they contain similar requirements and restrictions.


6.       INVESTMENT ADVISORY AND OTHER SERVICES

         On June 17, 1997, the Board of Directors of the Fund, including a majority of the Independent Directors, approved an Investment Advisory Agreement between the Fund and Investment Company Capital Corp. ("ICC" or the "Advisor") and a Sub-Advisory Agreement among the Fund, ICC and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor"), both of which contracts are described in greater detail below. The Investment Advisory and Sub-Advisory Agreements were approved by shareholders of the Fund on August 14, 1997. ICC, the investment advisor, is an indirect subsidiary of Bankers Trust Corporation. ABIM is a limited partnership affiliated with the Advisor. Buppert, Behrens & Owen, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. BT Alex. Brown owns a 1% general partnership interest in ABIM and BT Alex. Brown Holdings, Inc. owns the remaining limited partnership interest. ICC also serves as advisor and ABIM serves as sub-advisor to other funds in the Flag Investors family of funds.


         Under the Investment Advisory Agreement, ICC is responsible for obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies for the Fund. ICC has delegated this responsibility to ABIM, provided that ICC continues to supervise the performance of ABIM and report thereon to the Fund's Board of Directors. Any investment program undertaken by ICC or ABIM will at all times be subject to policies and control of the Fund's Board of Directors. ICC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICC without reimbursement by the Fund for any costs. Neither ICC nor ABIM shall be liable to the Fund or its shareholders for any act or omission by ICC or ABIM or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICC and ABIM to the Fund are not exclusive and ICC and ABIM are free to render similar services to others.

         As compensation for its services, ICC is entitled to receive a fee from the Fund, calculated daily and paid monthly, at the annual rate of 1.00% of the first $50 million of the Fund's average daily net assets, 0.85% of the next $50 million of the Fund's average daily net assets, 0.80% of the next $100 million of the Fund's average daily net assets, and 0.70% of the Fund's average daily net assets in excess of $200 million. As compensation for its services, ABIM is entitled to receive a fee from ICC, payable from its advisory fee, calculated daily and payable monthly, at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets, 0.60% of the next $150 million of the Fund's average daily net assets, and 0.50% of the Fund's average daily net assets in excess of $200 million.

         ICC has voluntarily agreed to waive a portion of its fee from time to time so that the Fund's total operating expenses do not exceed 1.35% of the Class A Shares' average daily net assets, 2.10% of the Class B Shares' average daily net assets, 2.10% of the Class C Shares' average daily net assets and 1.10% of the Institutional Shares' average daily net assets.

         The Investment Advisory Agreement and the Sub-Advisory Agreement will continue for an initial term of two years, and thereafter, from year to year if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Fund or ICC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the Investment Company Act). The Sub-Advisory Agreement has similar termination provisions.

         Advisory fees paid by the Fund to ICC and sub-advisory fees paid by ICC to ABIM for the last three fiscal years were as follows:

------------------------------------------------------------------------------------------------------------
                                                             Year Ended March 31,
Fees Paid to:                           1998                         1997                       1996
------------------------------------------------------------------------------------------------------------
ICC                                  $3,769,264                   $2,227,355                 $1,651,971
------------------------------------------------------------------------------------------------------------
ABIM                                 $2,735,069                   $1,633,167                 $1,225,064
------------------------------------------------------------------------------------------------------------


        ICC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICC serves as the Fund's custodian. (See "Custodian, Transfer Agent and Accounting Services.")


7.      DISTRIBUTION OF FUND SHARES

        ICC Distributors, Inc. ("ICC Distributors") serves as the exclusive distributor of the Fund's Shares pursuant to a Distribution Agreement effective August 31, 1997, which provides for distribution of each class of Shares. Prior to August 31, 1997, Alex. Brown & Sons Incorporated ("Alex. Brown"), served as distributor of the Fund's Shares for the same rate of compensation and on substantially the same terms and conditions as ICC Distributors.

        The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization; (iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of the reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.


        The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement, including the form of Sub-Distribution Agreement, was initially approved by the Board of Directors, including a majority of the Independent Directors, on August 4, 1997 and most recently on March 27, 1998.


        ICC Distributors and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreement and shall automatically terminate in the event of an assignment.

        In addition, with respect to the Class A, Class B and Class C Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as BT Alex. Brown and certain banks, to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities, such as the shareholder servicing capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this Statement of Additional Information in conjunction with any such institution's fee schedule.

        As compensation for providing distribution services as described above for the Class A Shares, ICC Distributors receives an annual fee, paid monthly equal to 0.25% of the average daily net assets of the Class A Shares. With respect to Class A Shares, ICC Distributors expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution services as described above for the Class B Shares, ICC Distributors receives an annual fee, paid monthly, equal to 0.75% of the average daily net assets of the Class B Shares. As compensation for providing distribution services as described above for Class C Shares, ICC Distributors receives an annual fee, paid monthly, equal to 0.75% of the average daily net assets of the Class C Shares. In addition, with respect to the Class B and Class C Shares, the Fund will pay ICC Distributors a shareholder servicing fee at an annual rate of 0.25% of the respective average daily net assets of the Class B and the Class C Shares. (See the Prospectus.) ICC Distributors receives no compensation for distributing the Institutional Shares.

        As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received fees in the following amounts:


----------------------------------------------------------------------------------------------------------------
                                                                  Fiscal Year Ended March 31,
                                                  --------------------------------------------------------------
                    Fee                             1998                   1997                     1996
----------------------------------------------------------------------------------------------------------------
12b-1 Fee                                         $1,318,534(1)            $726,107(3)             $527,092(3,4)
----------------------------------------------------------------------------------------------------------------
Class B Shareholder Servicing Fee                 $   96,025(2)            $ 21,379(3)               $4,895(3)
----------------------------------------------------------------------------------------------------------------

-------------
1 Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $457,116 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $861,418.
2 Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $26,604 and ICC Distributors, the
        Fund's distributor effective August 31, 1997, received $69,421.
3 Fees received by Alex. Brown, the Fund's distributor for the fiscal years ended March 31, 1997 and March 31, 1996.


        Pursuant to Rule 12b-1 under the Investment Company Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders. The Fund has adopted a Plan of Distribution for each of its classes of Shares (except the Institutional Shares) (the "Plans"). Under each Plan, the Fund pays a fee to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year, as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose. The Plans were most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors, on September 16, 1997.

        In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plans may be terminated at any time without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined under "Capital Stock").

        During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

        Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors under the Plans. Payments under the Plans are made as described above regardless of ICC Distributors' actual cost of providing distribution services and may be used to pay ICC Distributors overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B Shares and the Class C Shares is less than 0.75% of the classes' respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by ICC Distributors. The Plans do not provide for any charges to the Fund for excess amounts expended by ICC Distributors and, if any of the Plans is terminated in accordance with its terms, the obligation of the Fund to make payments to ICC Distributors pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans, ICC Distributors pays the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

General Information


        The Fund's distributor received commissions on the sale of the Flag Investors Class A Shares and contingent deferred sales charges on the Flag Investors Class B Shares and retained from such commissions and sales charges the following amounts:

--------------------------------------------------------------------------------------------------------------------------

                                               Fiscal Year Ended March 31,
--------------------------------------------------------------------------------------------------------------------------

                                         1998                               1997                             1996
                        --------------------------------------------------------------------------------------------------
         Class          Received             Retained          Received        Retained         Received       Retained
--------------------------------------------------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------------------------------------------------
Commissions                $1,547,314.50(1)  $1,308,006(3)      $937,641(5)    $868,899(5)      $431,884(5)    $430,833(5)
Class B
Contingent
--------------------------------------------------------------------------------------------------------------------------
Deferred Sales                $1,498,689(2)  $1,128,132(4)       $483,596(5)   $350,485(5)       $133,944(5)   $126,571(5)
Charge
-------------------------------------------------------------------------------------------------------------------------

-------------

1 Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $566,160.12 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $981,154.44.
2 Of this amount, Alex. Brown, the Fund's distributor prior to August 31, 1997, received $539,410 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $959,279.
3 Of commissions received, Alex. Brown retained $_______ and ICC Distributors retained $__, respectively.
4 Of sales charges received, Alex. Brown retained $418,559 and ICC Distributors retained $709,573, respectively.
5    By Alex. Brown, the Fund's distributor for the fiscal years ended
     March 31, 1997 and March 31, 1996.

         Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICC Distributors, ICC or ABIM.


8.       BROKERAGE

         ABIM is responsible for decisions to buy and sell securities for the Fund, for the broker-dealer selection and for negotiation of commission rates, subject to the supervision of ICC. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between ABIM and the broker-dealers. ABIM may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates and ICC Distributors.


         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with affiliates of the Advisors in any transaction in which they act as a principal nor will the Fund buy or sell over-the-counter securities with them acting as market maker.

         If affiliates of the Advisors are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

         ABIM's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ABIM may, in its discretion, effect transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by ABIM to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ABIM with clients other than the Fund. Similarly, any research services received by ABIM through placement of portfolio transactions of other clients may be of value to ABIM in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ABIM by a broker-dealer. ABIM is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ABIM's research and analysis. Therefore, it may tend to benefit the Fund by improving ABIM's investment advice. In over-the-counter transactions, ABIM will not pay any commission or other remuneration for research services. ABIM's policy is to pay a broker-dealer higher commissions effected on an agency (but not on a principal) basis for particular transactions than might be charged if a different broker-dealer had been chosen when, in ABIM's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ABIM is also authorized to pay broker-dealers other than affiliates of the Advisors higher commissions than another broker might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions, on an agency basis, through affiliates of the Advisors. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act which requires that the commissions paid affiliates of the Advisors must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICC and ABIM to furnish reports and to maintain records in connection with such reviews.

         ABIM manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ABIM. ABIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         ABIM directed transactions to broker-dealers and paid related commissions because of research services in the following amounts:


---------------------------------------------------------------------------------------------------------------
                                                             Fiscal Year Ended March 31,
---------------------------------------------------------------------------------------------------------------
                                         1998                          1997                           1996
---------------------------------------------------------------------------------------------------------------
Transactions Directed                 $80,647,030                   $38,947,268                    $31,958,910
---------------------------------------------------------------------------------------------------------------
Commissions Paid                      $   174,443                      $111,113                        $78,634
---------------------------------------------------------------------------------------------------------------

         The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year. As of March 31, 1998, the Fund held a 5.75% repurchase agreement issued by Goldman Sachs & Co. valued at $62,984,000, corporate debt of the Jeffries Group, Inc. with a market value of $4,145,000, and corporate debt of Morgan Guaranty Trust Co. with a market value of $3,985,000. Goldman Sachs & Co., Jeffries Group, Inc. and Morgan Gauranty Trust Co. are "regular brokers or dealers" of the Fund.



9.       CAPITAL STOCK

         The Fund is authorized to issue 90 million Shares of common stock, par value $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.


         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated five classes of Shares: Flag Investors Value Builder Fund Class A Shares, Flag Investors Value Builder Fund Class B Shares, Flag Investors Value Builder Fund Class C Shares, Flag Investors Value Builder Fund Institutional Shares and Flag Investors Value Builder Fund Class D Shares. The Flag Investors Value Builder Fund Institutional Shares are offered only to certain eligible institutions and to clients of investment advisory affiliates of BT Alex. Brown. The Flag Investors Value Builder Fund Class D Shares are not currently being offered. In the event separate series or classes are established, all Shares of the Fund, regardless of series or class would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Fund (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund.

         There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each

Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of Shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.


10.      SEMI-ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants.


11.      CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES


         Bankers Trust Company ("Bankers Trust") serves as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the period from September 22, 1997 to March 31, 1998, Bankers Trust was paid $26,014 as compensation for providing custody services to the Fund. Investment Company Capital Corp. has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICC up to [$15.00] per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended March 31, 1998 such fees totaled $150,057.


         ICC also provides certain accounting services to the Fund. As compensation for these services, ICC receives an annual fee, calculated daily and paid monthly as shown below.


Average Net Assets                                           Incremental Annual Accounting Fee
------------------                                           ---------------------------------
0 - $10,000,000                                                            $13,000 (fixed fee)
$10,000,000 - $20,000,000                                                               0.100%
$20,000,000 - $30,000,000                                                                0.80%
$30,000,000 - $40,000,000                                                                0.60%
$40,000,000 - $50,000,000                                                                0.50%
$50,000,000 - $60,000,000                                                                0.40%
$60,000,000 - $70,000,000                                                                0.30%
$70,000,000 - $100,000,000                                                               0.20%
$100,000,000 - $500,000,000                                                              0.15%
$500,000,000 - $1,000,000,000                                                            0.05%
over $1,000,000,000                                                                      0.01%


      In addition, the Fund will reimburse ICC for the following out of pocket expenses incurred in connection with ICC's performance of its services under the Master Services Agreement: express delivery service, independent pricing and storage.


      For the fiscal year ended March 31, 1998, ICC received accounting fees of $110,551.

12.   INDEPENDENT ACCOUNTANTS


      The annual financial statements of the Fund are audited by PricewaterhouseCoopers LLP, whose report thereon appears elsewhere herein, and have been included herein in reliance upon the report of such firm of accountants given on their authority as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 250 West Pratt Street, Baltimore, Maryland 21201.


13.   LEGAL MATTERS

      Morgan, Lewis & Bockius LLP serves as counsel to the Fund.


14.   PERFORMANCE INFORMATION


      For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:

P(1 + T)n = ERV

Where: P = a hypothetical initial payment of $1,000
       T = average annual total return
       n = number of years (1, 5 or 10)
     ERV = ending redeemable value at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one-, five-, and ten-year periods or a shorter period dating from the effectiveness of the Fund's registration statement or the date of the Fund (or the later commencement of operations of a Series or class) commenced operations (provided such date is subsequent to the date the registration statement became effective). In calculating the ending redeemable value for the Class A Shares, the maximum sales load (4.5%) is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectuses on the reinvestment dates during the period. In calculating the performance of the Class B Shares, the applicable contingent deferred sales charge (4.0% for the one-year period, 2.0% for the five-year period and no sales charge thereafter) is deducted from the ending redeemable value and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. In calculating the performance of the Class C Shares, the applicable contingent deferred sales charge (1.00% for the one-year period and no sales charge thereafter) is deducted from the ending redeemable value and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. "T" in the formula above is calculated by finding the average annual compounded rate of return over the period that would equate an assumed initial payment of $1,000 to the ending redeemable value. Any sales loads that might in the future be made applicable at the time to reinvestments would be included as would any recurring account charges that might be imposed by the Fund.

         Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 investment for the periods ended March 31, 1998 were as follows:

------------------------------------------------------------------------------------------------------------------------

                         One-Year Period Ended              Five Year Period Ended
                           March 31, 1998                       March 31, 1998                    Since Inception
------------------------------------------------------------------------------------------------------------------------
                                         Average                              Average                           Average
                       Ending             Annual            Ending            Annual           Ending           Annual
Class                Redeemable           Total           Redeemable          Total          Redeemable          Total
                        Value             Return             Value            Return            Value           Return
------------------------------------------------------------------------------------------------------------------------
Class A               1,278.00          27.80%            2,251.76           17.63%          2,560.81         17.63%
6/15/92*
Class B
1/3/95*               1,288.40          28.84%                N/A               N/A          2,149.06         26.65%
Class D
11/9/92*              1,303.50          30.35%            2,281.91           17.94%          2,475.38         18.32%
Institutional
11/2/95*              1,340.80          34.08%                N/A               N/A          1,752.59         26.24%

-----------
*  Inception Date

         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or CDA Investment Technologies Inc., or with the performance of the Lehman Government Corporate Bond Index, the Consumer Price Index, the return on 90-day U.S. Treasury bills, the Standard and Poor's 500 Stock Index or the Dow Jones Industrial Average, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rate in fiscal year 1998 was 7% and in fiscal year 1997 was 13%.

15.   CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To Fund management's knowledge, the following persons held beneficially or of record 5% or more of the Fund's outstanding Shares as of July 8, 1998:

T. Rowe Price Tr                                     5.4%
Alex. Brown & Sons Inc. Plan 100460
Flag Investors Value Builder
Attn: Asset Recon
P.O. Box 17215
Baltimore, MD 21297-1215

         As of July 8, 1998, Directors and officers as a group beneficially owned an aggregate of less than 1% of the Fund's total outstanding shares.


16.      FINANCIAL STATEMENTS

         See next page.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS                                           MARCH 31, 1998

  Shares                                                            Market Value
--------------------------------------------------------------------------------
COMMON STOCKS: 56.9%
BANKING: 2.5%
     35,000      Citicorp                                           $ 4,970,000
    200,000      KeyCorp                                              7,562,500
     13,100      Wells Fargo & Company                                4,339,375
                                                                    -----------
                                                                     16,871,875
                                                                    -----------
BASIC INDUSTRY: 2.9%
    400,000      Airgas, Inc.*                                        6,900,000
     30,000      Hercules, Inc.                                       1,481,250
    140,000      International Paper Company                          6,553,750
     44,654      Potash Corp. of Saskatchewan                         4,057,932
     28,000      Solutia, Inc.                                          833,000
                                                                    -----------
                                                                     19,825,932
                                                                    -----------
BUSINESS SERVICES: 3.0%
    244,700      First Data Corp.                                     7,952,750
    176,400      SEI Corp.                                           12,039,300
                                                                    -----------
                                                                     19,992,050
                                                                    -----------
CAPITAL GOODS: 0.9%
     36,000      Eaton Corp.                                          3,426,750
     96,200      Westinghouse Air Brake Co.                           2,855,938
                                                                    -----------
                                                                      6,282,688
                                                                    -----------
CONSUMER DURABLES/NON-DURABLES: 4.6%
    332,800      Blyth Industries, Inc.*                             11,356,800
      5,857      Chattem Inc.*                                          147,889
     33,500      Eastman Kodak Co.                                    2,173,313
    140,000      Ford Motor Company                                   9,073,750
     50,000      Liz Claiborne, Inc.                                  2,493,750
    111,600      Philip Morris Cos., Inc.                             4,652,325
     31,700      Polaroid Corp.                                       1,394,800
                                                                    -----------
                                                                     31,292,627
                                                                    -----------
CONSUMER SERVICES: 4.7%
    184,000      America Online, Inc.*                               12,569,500
    124,875      Cendant Corp.*                                       4,948,172
     60,000      Gannett Co.                                          4,312,500
    300,000      The Learning Co., Inc.*                              6,937,500
     50,000      Times Mirror Co. Class A                             3,168,750
                                                                    -----------
                                                                     31,936,422
                                                                    -----------

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONTINUED)                               MARCH 31, 1998

  Shares                                                            Market Value
--------------------------------------------------------------------------------
COMMON STOCKS (continued)
DEFENSE/AEROSPACE: 1.7%
    156,000      Boeing Co.                                          $ 8,131,500
     31,171      Lockheed Martin Corp.                                 3,506,738
                                                                     -----------
                                                                      11,638,238
                                                                     -----------
ELECTRIC UTILITIES: 0.5%
    100,000      Unicom Corp.                                          3,500,000
                                                                     -----------
ENERGY: 0.9%
    125,000      Burlington Resources, Inc.                            5,992,187
                                                                     -----------
ENTERTAINMENT: 1.1%
    652,000      LodgeNet Entertainment Corp.*                         7,599,875
                                                                     -----------
FINANCIAL SERVICES: 7.4%
     83,500      American Express Co.                                  7,666,344
     87,500      Countrywide Credit Industries, Inc.                   4,653,906
    172,000      Freddie Mac                                           8,159,250
    450,000      Green Tree Financial Corp.                           12,796,875
    177,187      MBNA Corp.                                            6,345,509
    171,000      Travelers Group, Inc.                                10,260,000
                                                                     -----------
                                                                      49,881,884
                                                                     -----------
HEALTH CARE: 3.9%
     95,000      Amgen, Inc.*                                          5,783,125
     40,000      Baxter International, Inc.                            2,205,000
     38,000      Bristol-Myers Squibb Co.                              3,963,875
    108,868      Eli Lilly & Co.                                       6,491,255
    114,000      Johnson & Johnson                                     8,357,625
                                                                     -----------
                                                                      26,800,880
                                                                     -----------
HOTELS/GAMING: 0.7%
    200,000      Harrah's Entertainment, Inc.*                         4,912,500
                                                                     -----------
HOUSING: 2.0%
    275,000      Champion Enterprises, Inc.*                           7,339,063
    118,000      USG Corp.*                                            6,394,125
                                                                     -----------
                                                                      13,733,188
                                                                     -----------
INSURANCE: 7.6%
    495,858      Conseco, Inc.                                        28,077,959
     80,000      EXEL Limited                                          6,200,000
     32,500      Hartford Financial Services Group                     3,526,250

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

  Shares                                                           Market Value
--------------------------------------------------------------------------------
COMMON STOCKS (concluded)
INSURANCE (CONCLUDED)
     80,000      Mid Ocean Ltd.                                     $ 6,200,000
    150,000      RenaissanceRe Holdings Ltd.                          7,500,000
                                                                    -----------
                                                                     51,504,209
                                                                    -----------
MULTI-INDUSTRY: 2.5%
     33,400      Loews Corp.                                          3,481,950
    140,000      Monsanto Co.                                         7,280,000
     64,000      United Technologies Corp.                            5,908,000
                                                                    -----------
                                                                     16,669,950
                                                                    -----------
REAL ESTATE: 1.6%
     60,200      General Growth Properties, Inc.                      2,219,875
    324,136      Host Marriott Corp.*                                 6,138,325
     35,000      National Health Investors, Inc.                      1,395,625
     28,500      U.S. Restaurant Properties, Inc.                       780,188
                                                                    -----------
                                                                     10,534,013
                                                                    -----------
RETAIL: 3.0%
    124,664      J.C. Penney Company, Inc.                            9,435,506
    400,000      Kmart Corp.*                                         6,675,000
     90,000      Tandy Corp.                                          4,230,000
                                                                    -----------
                                                                     20,340,506
                                                                    -----------
TECHNOLOGY: 4.0%
     70,400      Autodesk, Inc.                                       3,036,000
    143,200      Cognex Corp.                                         3,060,900
    125,000      Electronic Data Systems Corp.                        5,734,375
     86,000      International Business Machines Corp.                8,933,250
     33,400      Millipore Corp.                                      1,160,650
    500,000      Novell, Inc.*                                        5,359,375
                                                                    -----------
                                                                     27,284,550
                                                                    -----------
TELECOMMUNICATIONS: 1.1%
    153,300      MCI Communications Corp.                             7,588,350
                                                                    -----------
TRANSPORTATION: 0.3%
     17,491      Delta Air Lines, Inc.                                2,068,311
                                                                    -----------
                 Total Common Stock
                   (Cost $186,513,717)                              386,250,235
                                                                    -----------

FLAG INVESTORS VALUE BUILDER FUND
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONTINUED)                              MARCH 31, 1998

  Shares/
 Par (000)                                                         Market Value
-------------------------------------------------------------------------------
 CONVERTIBLE PREFERRED STOCK: 3.6%
     32,300      Conseco Inc., $4.28, 7% Cvt. Pfd., Series E        $ 6,254,087
     40,000      Fleetwood Capital Trust, 6%                          2,350,000
    100,000      Host Marriott Financial Trust, 6.75%                 5,700,000
    383,600      U.S. Restaurant Properties, Series A, 7.72%         10,596,950
                                                                    -----------

                 Total Convertible Preferred Stock
                   (Cost $18,793,259)                                24,901,037
                                                                    -----------
 PREFERRED STOCK: 0.4%
    100,000      Conseco Financial Trust
                   (Cost $2,500,000)                                  2,606,250
                                                                    -----------
 CONVERTIBLE BONDS: 1.0%
     $2,000      Capstone Capital Corp., Cvt. Deb.,
                   6.55%, 3/14/02                                     2,017,500
        339      Richardson Electronics, Cvt. Deb.,
                   7.25%, 12/15/06                                      280,099
      1,661      Richardson Electronics, Cvt. Deb.,
                   8.25%, 6/15/06                                     1,503,205
      3,000      Softkey International, Cvt. Deb.,
                   5.50%, 11/01/00                                    2,760,000
                                                                    -----------
                 Total Convertible Bonds
                   (Cost $6,232,766)                                  6,560,804
                                                                    -----------
 CORPORATE BONDS: 25.9%
      3,000      Argosy Gaming, 13.25%, 6/1/04                        3,315,000
      3,000      Avon Products, Inc., 6.55%, 8/1/07                   3,022,500
      1,000      Caesar's World, 8.875%, 8/15/02                      1,033,750
      5,000      Calenergy Co., Inc., 7.625%, 10/15/07                5,012,500
      3,000      Campbell Soup Co., 6.15%, 12/1/02                    3,026,250
      1,000      Capstar Hotel, 8.75%, 8/15/07                        1,040,000
        873      Chattem, Inc., Sr Sub Deb, 12.75%, 6/15/04             989,764
      3,000      Circus Circus, 6.75%, 7/15/03                        2,988,750
      3,000      Conseco, Inc., Nt, 8.125%, 2/15/03                   3,180,000
        700      CSX Corp., Nt, 7.00%, 9/15/02                          720,125
      5,000      Cytec Industries, Inc., 6.50%, 3/15/03               4,981,250
      5,000      Cytec Industries, Inc., 6.75%, 3/15/08               4,950,000

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

  Par
 (000)                                                             Market Value
--------------------------------------------------------------------------------
 CORPORATE BONDS (continued)
     $3,000      Eckerd Corp., Nt, 9.25%, 2/15/04                   $ 3,232,500
        300      Exxon Capital Corp., Nt, 6.50%, 7/15/99                302,004
      2,150      First Tennessee Bank, 6.40%, 4/1/08                  2,136,562
      2,000      FMC Corp., Nt, 8.75%, 4/1/99                         2,045,000
      5,000      Frontier Corp., 7.25%, 5/15/04                       5,225,000
      1,000      Fund American Enterprise, Nt, 7.75%, 2/1/03          1,035,000
      4,500      Furon Co., Nt, 8.125%, 3/1/08                        4,539,375
      4,500      HMH Properties, Nt, 9.50%, 5/15/05                   4,792,500
      3,000      Host Marriott Travel Plaza, Nt, 9.5%, 5/15/05        3,191,250
      5,000      HVIDE Marine, Inc., 8.375%, 2/15/08                  4,887,500
      5,000      ICI, 6.95%, 9/15/04                                  5,162,500
      2,000      ITT Corp., Nt, 6.75%, 11/15/03                       1,965,000
      2,775      ITT Corp., Nt, 6.25%, 11/15/00                       2,747,250
      2,000      John Q. Hammons Hotels LP, Nt, 8.875%, 2/15/04       2,035,000
      4,000      Jefferies Group, Inc., 7.50%, 8/15/07                4,145,000
      3,000      Knight-Ridder, Inc., 6.625%, 11/1/07                 3,026,250
      5,000      Lilly Industries, Inc., 7.75%, 12/1/07               5,025,000
      2,200      Lockheed Martin Corp., Nt, 6.85%, 5/15/01            2,246,750
      2,500      Lockheed Martin Corp., Nt, 7.25%, 5/15/06            2,640,625
      5,000      LodgeNet Entertainment, Nt, 10.25%, 12/15/06         5,200,000
      1,285      Markel Corp., Nt, 7.25%,11/1/03                      1,331,581
      2,500      Marriott International, 6.75%, 12/15/03              2,600,000
      2,100      Marriott International, 7.875%, 4/15/05              2,323,125
      1,100      Masco Corp., Nt, 6.625%, 9/15/99                     1,111,000
      1,000      Masco Corp., Nt, 6.125%, 9/15/03                       991,250
      2,000      McDonnell Douglas Corp., Nt, 6.875%, 11/1/06         2,097,500
      2,000      MCI Communications, Nt, 6.25%, 3/23/99               2,002,500
        500      MCI Communications, Nt, 7.50%, 8/20/04                 528,125
      2,100      Millipore Corp., Nt, 7.2%, 4/1/02                    2,160,375
      2,100      Millipore Corp., Nt, 7.5%, 4/1/07                    2,231,250
      5,000      J.P. Morgan, Nt, 6.875%, 1/15/07                     5,112,500
      4,000      Morgan Guaranty Trust Co., Nt, 5.75%, 10/8/99        3,985,000
      2,000      Nabisco, Inc., 6.70%, 6/15/02                        2,030,000
      1,500      Norfolk Southern, 6.95%, 5/1/02                      1,545,000
      1,500      Norfolk Southern, 7.35%, 5/15/07                     1,597,500
      2,000      Petroleum Heat & Power, Nt, 9.375%, 2/1/06           1,845,000
      4,700      Premier Parks, Nt, 9.25%, 4/1/06                     4,817,500
      4,000      Premier Parks, Nt, 9.75%, 1/15/07                    4,325,000

FLAG INVESTORS VALUE BUILDER FUND
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONCLUDED)                              MARCH 31, 1998

  Par
 (000)                                                             Market Value
-------------------------------------------------------------------------------
 CORPORATE BONDS (concluded)
     $2,000      RJR Nabisco, Inc., Nt, 7.625%, 9/15/03          $ 2,027,500
      5,000      Raytheon Co., 6.50%, 7/15/05                      5,056,250
      3,000      Raytheon Co., 6.45%, 8/15/02                      3,030,000
      1,500      Salomon, Inc., Nt, 7.125%, 8/1/99                 1,521,420
      5,500      Solutia Inc., 6.50%, 10/15/02                     5,534,375
      3,000      Tandy Corp., 6.95%, 9/1/07                        3,090,000
      1,000      Tektronix, Inc., Nt, 7.50%, 8/1/03                1,036,250
      1,000      Tenneco, Inc., Nt, 8.075%, 10/1/02                1,065,000
      1,000      Travelers Group, Inc., Nt, 6.125%, 6/15/00        1,003,750
      1,000      Union Pacific Co., 6.25%, 3/15/99                 1,002,500
      2,660      USG Corp., 8.50%, 8/1/05                          2,862,825
      5,000      United Defense Inds, Inc., 8.75%, 11/15/07        5,125,000
        500      Xerox Corp., Nt, 7.15%, 8/1/04                      525,000
                                                                ------------
                 Total Corporate Bonds
                   (Cost $114,533,091)                           175,354,031
                                                                ------------
 U.S. GOVERNMENT AND AGENCY SECURITIES: 3.0%
      1,000      Federal National Mortgage Assoc., 7.6%, 5/24/06   1,015,940
                                                                ------------
                 U.S. Treasury Notes
      3,000        5.875%, 2/28/99                                 3,008,850
      4,000        5.625%, 10/31/99                                3,997,500
      4,000        5.75%, 10/31/00                                 4,011,880
      4,000        6.25%, 5/31/00                                  4,051,960
      4,000        6.125%, 12/31/01                                4,058,880
                                                                ------------
                                                                  19,129,070
                                                                ------------
                   Total U.S. Government Securities
                   (Cost $19,958,395)                             20,145,010
                                                                ------------
 REPURCHASE AGREEMENT: 9.3%
     62,984      Goldman Sachs & Co., 5.75%
                   Dated 3/31/98, to be repurchased on
                   4/1/98, collateralized by U.S. Treasury
                   Notes with a market value of $63,773,564.
                   (Cost $62,984,000)                             62,984,000
                                                                ------------
                                       32

FLAG INVESTORS VALUE BUILDER FUND
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
 TOTAL INVESTMENT IN SECURITIES: 100.1%
  (Cost $467,419,906)**                                         $678,801,367

 OTHER ASSETS IN EXCESS OF LIABILITIES, NET: (0.1)%                 (432,595)
                                                                ------------

 NET ASSETS: 100.0%                                             $678,368,772
                                                                ============
 NET ASSET VALUE AND REDEMPTION PRICE PER:
  Class A Share
    ($491,575,295 / 22,256,003 shares outstanding)                    $22.09
                                                                      ======


   CLASS B SHARE
    ($64,497,962 / 2,921,374 shares outstanding)                      $22.08(1)
                                                                      ======
   CLASS D SHARE
    ($18,478,093 / 837,940 shares outstanding)                        $22.05(2)
                                                                      ======
  INSTITUTIONAL CLASS SHARE
    ($103,817,422 / 4,664,355 shares outstanding)                     $22.26
                                                                      ======


MAXIMUM OFFERING PRICE PER:
  CLASS A SHARE ($22.09 / .955)                                       $23.13
                                                                      ======
  CLASS B SHARE                                                       $22.08
                                                                      ======
  INSTITUTIONAL SHARE                                                 $22.26
                                                                      ======
---------------
 *  Non-income producing security.
**  Also aggregate cost for federal tax purposes.
(1) Redemption value is $21.20 following 4.00% maximum contingent deferred sales charge.
(2) Redemption value is $20.00 following 1.00% maximum contingent deferred sales charge.

                See accompanying Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
                                                                     For the
                                                                    Year Ended
                                                                     March 31,
--------------------------------------------------------------------------------
                                                                       1998
Investment Income:
   Interest                                                        $ 13,132,204
   Dividends                                                          4,758,389
                                                                   ------------
            Total income                                             17,890,593
                                                                   ------------
Expenses:
   Investment advisory fee                                            3,769,264
   Distribution fees                                                  1,414,559
   Transfer agent fees                                                  150,057
   Accounting fee                                                       110,551
   Registration fees                                                    103,691
   Printing and postage                                                  52,873
   Custodian fee                                                         45,741
   Directors' fees                                                       19,733
   Miscellaneous                                                        134,349
                                                                   ------------
            Total expenses                                            5,800,818
                                                                   ------------
   Net investment income                                             12,089,775
                                                                   ------------

Realized and unrealized gain on investments:
   Net realized gain from security transactions                       4,718,485
   Change in unrealized appreciation of investments                 124,787,999
                                                                   ------------
   Net gain on investments                                          129,506,484
                                                                   ------------

Net increase in net assets resulting from operations               $141,596,259
                                                                   ============

                See accompanying Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                    For the Year Ended March 31,
--------------------------------------------------------------------------------
                                                        1998          1997
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                            $ 12,089,775   $ 6,780,634
   Net realized gain from security transactions        4,718,485     4,707,093
   Change in unrealized appreciation/
     depreciation of investments                     124,787,999    34,681,754
                                                    ------------   -----------
   Net increase in net assets resulting
     from operations                                 141,596,259    46,169,481
                                                    ------------   -----------

Distributions to Shareholders from:
   Net investment income and short-term
     capital gains:
     Class A Shares                                   (8,528,277)   (5,070,551)
     Class B Shares                                     (625,533)     (119,491)
     Class D Shares                                     (351,052)     (280,846)
     Institutional Shares                             (1,539,023)     (391,368)
   Net realized mid-term and long-term capital gains:
     Class A Shares                                   (5,136,333)     (874,810)
     Class B Shares                                     (601,637)      (38,817)
     Class D Shares                                     (224,735)      (53,442)
     Institutional Shares                             (1,098,467)      (71,368)
                                                    ------------   -----------
   Total distributions                               (18,105,057)   (6,900,693)
                                                    ------------   -----------

Capital Share Transactions:
   Proceeds from sale of shares                      233,685,893   100,059,836
   Value of shares issued in reinvestment
     of dividends                                     16,203,251     6,063,887
   Cost of shares repurchased                        (40,437,180)  (29,688,897)
                                                    ------------   -----------
   Increase in net assets derived from
     capital share transactions                      209,451,964    76,434,826
                                                    ------------   -----------
   Total increase in net assets                      332,943,166   115,703,614
                                                    ------------   -----------
Net Assets:
   Beginning of period                               345,425,606   229,721,992
                                                    ------------   -----------
   End of period                                    $678,368,772  $345,425,606
                                                    ============  ============

                See accompanying Notes to Financial Statements.

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-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(For a share outstanding throughout each period)

                                                             For the Year Ended
                                                                 March 31,
-------------------------------------------------------------------------------
                                                                    1998
Per Share Operating Performance:
   Net asset value at beginning of period                        $  17.14
                                                                 --------
Income from Investment Operations:
   Net investment income                                             0.47
   Net realized and unrealized gain/(loss)
     on investments                                                  5.21
                                                                 --------
   Total from Investment Operations                                  5.68
                                                                 --------
Less Distributions:
   Net investment income and short-term gains                       (0.47)
   Net realized mid-term and long-term capital gains                (0.26)
                                                                 --------
   Total distributions                                              (0.73)
                                                                 --------
   Net asset value at end of period                              $  22.09
                                                                 ========
Total Return                                                        33.82%

Ratios to Average Net Assets:
   Expenses                                                          1.14%
   Net investment income                                             2.49%
Supplemental Data:
   Net assets at end of period (000)                             $491,575
   Portfolio turnover rate                                              7%
   Average Commissions Per Share                                 $  0.062

------------
(1) Without the waiver of advisory fees (Note 2), the ratio of expenses to average net assets would have been 1.40%, and 1.38% for Class A Shares for the years ended March 31, 1995, and 1994, respectively.

(2) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average net assets would have been 3.02%, and 3.11% for Class A Shares for the years ended March 31, 1995, and 1994, respectively.

FLAG INVESTORS VALUE BUILDER FUND
-------------------------------------------------------------------------------




                                                                  For the Year Ended March 31,
-------------------------------------------------------------------------------------------------------
                                                             1997        1996       1995         1994
Per Share Operating Performance:
   Net asset value at beginning of period                 $  14.68    $ 12.02    $  11.23      $  11.25
                                                          --------    -------    --------      --------
Income from Investment Operations:
   Net investment income                                      0.39       0.36        0.35          0.40
   Net realized and unrealized gain/(loss)
     on investments                                           2.49       3.03        0.80         (0.04)
                                                          --------    -------    --------      --------
   Total from Investment Operations                           2.88       3.39        1.15          0.36
                                                          --------    -------    --------      --------
Less Distributions:
   Net investment income and short-term gains                (0.36)     (0.41)      (0.35)        (0.38)
   Net realized mid-term and long-term capital gains         (0.06)     (0.32)      (0.01)           --
                                                          --------    -------    --------      --------
   Total distributions                                       (0.42)     (0.73)      (0.36)        (0.38)
                                                          --------    -------    --------      --------
   Net asset value at end of period                       $  17.14    $ 14.68    $  12.02      $  11.23
                                                          ========    =======    ========      ========
Total Return                                                 19.90%     28.86%      10.57%         3.14%

Ratios to Average Net Assets:
   Expenses                                                   1.27%      1.31%       1.35%(1)      1.35%(1)
   Net investment income                                      2.51%      2.72%       3.07%(2)      3.14%(2)
Supplemental Data:
   Net assets at end of period (000)                      $278,130   $200,020    $146,986      $131,097
   Portfolio turnover rate                                      13%        15%         18%            8%
   Average Commissions Per Share                          $  0.066         --          --            --


                See accompanying Notes to Financial Statements.

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--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS B SHARES
(For a share outstanding throughout each period)

                                                               For the Year
                                                                   Ended
                                                                 March 31,
--------------------------------------------------------------------------------
                                                                    1998
Per Share Operating Performance:
   Net asset value at beginning of period                          $ 17.16
                                                                   -------
Income from Investment Operations:
   Net investment income                                              0.34
   Net realized and unrealized gain
      on investments                                                  5.20
                                                                   -------
   Total from Investment Operations                                   5.54
                                                                   -------
Less Distributions:
   Net investment income and short-term gains                        (0.36)
   Net realized mid-term and long-term gains                         (0.26)
                                                                   -------
   Total distributions                                               (0.62)
                                                                   -------
   Net asset value at end of period                                $ 22.08
                                                                   =======
Total Return                                                         32.84%

Ratios to Average Net Assets:
   Expenses                                                           1.89%
   Net investment income                                              1.75%

Supplemental Data:
   Net assets at end of period (000)                               $64,498
   Portfolio turnover rate                                               7%
   Average Commissions Per Share                                   $ 0.062

---------------------------
 *  Commencement of operations.
(1) Annualized.
(2) Without the waiver of advisory fees (Note 2), the ratio of expenses to average net assets would have been 2.17% (annualized) for Class B Shares for the period ended March 31, 1995.
(3) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average net assets would have been 2.87% (annualized) for Class B Shares for the period ended March 31, 1995.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------



                                                                                             For the Period
                                                                                              Jan. 3, 1995*
                                                                                                 through
                                                    For the Year Ended March 31,                 March 31,
------------------------------------------------------------------------------------------------------------
                                                     1997                  1996                    1995
Per Share Operating Performance:
Net asset value at beginning of period              $ 14.71               $ 12.01                $ 11.14
                                                    -------               -------                -------
Income from Investment Operations:
   Net investment income                               0.26                  0.21                   0.08
   Net realized and unrealized gain
      on investments                                   2.51                  3.05                   0.79
                                                    -------               -------                -------
   Total from Investment Operations                    2.77                  3.26                   0.87
                                                    -------               -------                -------
Less Distributions:
   Net investment income and short-term gains         (0.26)                (0.24)                    --
   Net realized mid-term and long-term gains          (0.06)                (0.32)                    --
                                                    -------               -------                -------
   Total distributions                                (0.32)                (0.56)                    --
                                                    -------               -------                -------
   Net asset value at end of period                 $ 17.16               $ 14.71                $ 12.01
                                                    =======               =======                =======
Total Return                                          19.00%                27.89%                  7.81%

Ratios to Average Net Assets:
   Expenses                                            2.02%                 2.06%                  2.10%(1,2)
   Net investment income                               1.84%                 1.97%                  2.94%(1,3)

Supplemental Data:
   Net assets at end of period (000)                $17,311               $ 4,178                $   341
   Portfolio turnover rate                               13%                   15%                    18%
   Average Commissions Per Share                    $ 0.066                    --                     --


                See accompanying Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CLASS D SHARES
(For a share outstanding throughout each period)

                                                              For the Year Ended
                                                                  March 31,
--------------------------------------------------------------------------------
                                                                     1998
Per Share Operating Performance:
   Net asset value at beginning of period                          $ 17.11
                                                                   -------
Income from Investment Operations:
   Net investment income                                              0.43
   Net realized and unrealized gain/(loss)
     on investments                                                   5.17
                                                                   -------
   Total from Investment Operations                                   5.60
                                                                   -------
Less Distributions:
   Net investment income and short-term gains                        (0.40)
   Net realized mid-term and long-term gains                         (0.26)
                                                                   -------
   Total distributions                                               (0.66)
                                                                   -------
   Net asset value at end of period                                $ 22.05
                                                                   =======
Total Return                                                         33.33%
Ratios to Average Net Assets:
   Expenses                                                           1.49%
   Net investment income                                              2.14%
Supplemental Data:
   Net assets at end of period (000)                               $18,478
   Portfolio turnover rate                                               7%
   Average Commissions Per Share                                   $ 0.062

---------
(1) Without the waiver of advisory fees (Note 2), the ratio of expenses to average net assets would have been 1.74%, and 1.73% for Class D Shares for the years ended March 31, 1995, and 1994, respectively.
(2) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average net assets would have been 2.68% and 2.76% for Class D shares for the years ended March 31, 1995, and 1994, respectively.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------


                                                                              For the Year Ended March 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                          1997                1996                 1995                 1994
Per Share Operating Performance:
   Net asset value at beginning of period               $ 14.66              $ 12.01              $ 11.22              $ 11.24
                                                        -------              -------              -------              -------
Income from Investment Operations:
   Net investment income                                   0.35                 0.33                 0.31                 0.36
   Net realized and unrealized gain/(loss)
     on investments                                        2.47                 3.02                 0.80                (0.04)
                                                        -------              -------              -------              -------
   Total from Investment Operations                        2.82                 3.35                 1.11                 0.32
                                                        -------              -------              -------              -------
Less Distributions:
   Net investment income and short-term gains             (0.31)               (0.38)               (0.31)               (0.34)
   Net realized mid-term and long-term gains              (0.06)               (0.32)               (0.01)               --
                                                        -------              -------              -------              -------
   Total distributions                                    (0.37)               (0.70)               (0.32)               (0.34)
                                                        -------              -------              -------              -------
   Net asset value at end of period                     $ 17.11              $ 14.66              $ 12.01              $ 11.22
                                                        =======              =======              =======              =======
Total Return                                              19.46%               28.44%               10.18%                2.78%
Ratios to Average Net Assets:
   Expenses                                                1.62%                1.66%                1.70%(1)             1.70%(1)
   Net investment income                                   2.15%                2.37%                2.72%(2)             2.79%(2)
Supplemental Data:
   Net assets at end of period (000)                    $15,213              $13,757              $11,717              $11,051
   Portfolio turnover rate                                   13%                  15%                  18%                   8%
   Average Commissions Per Share                        $  0.066                  --                   --                   --

                See accompanying Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES
(For a share outstanding throughout each period)

                                                                        For the Period
                                                                         Nov. 1, 1995*
                                                                            through
                                           For the Year Ended March 31,    March 31,
--------------------------------------------------------------------------------------
                                               1998          1997            1996
Per Share Operating Performance:
   Net asset value at beginning of period     $ 17.27       $ 14.77         $ 13.89
                                              -------       -------         -------
Income from Investment Operations:
   Net investment income                         0.51          0.41            0.13
   Net realized and unrealized gain
      on investments                             5.25          2.53            1.17
                                              -------       -------         -------
   Total from Investment Operations              5.76          2.94            1.30
                                              -------       -------         -------
Less Distributions:
   Net investment income and
      short-term gains                          (0.51)        (0.38)          (0.10)
   Net realized mid-term and
      long-term gains                           (0.26)        (0.06)          (0.32)
                                              -------       -------         -------
   Total distributions                          (0.77)        (0.44)          (0.42)
                                              -------       -------         -------
   Net asset value at end of period           $ 22.26       $ 17.27         $ 14.77
                                              =======       =======         =======
Total Return                                    34.08%        20.24%          21.12%

Ratios to Average Net Assets:
   Expenses                                      0.89%         1.02%           1.03%(1)
   Net investment income                         2.75%         2.83%           2.89%(1)

Supplemental Data:
   Net assets at end of period (000)         $103,817       $34,771         $11,768
   Portfolio turnover rate                          7%           13%             15%
   Average Commissions Per Share              $ 0.062       $ 0.066              --

---------
 *  Commencement of operations.
(1) Annualized.


                See accompanying Notes to Financial Statements.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- Significant Accounting Policies

     Flag Investors Value Builder Fund, Inc. ("the Fund"), which was organized as a Maryland Corporation on March 5, 1992, commenced operations June 15, 1992. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end Investment Management Company. Its objective is to seek long-term growth of capital and current income through diversified investments in a professionally managed balanced portfolio of equity and debt securities.

     The Fund consists of four share classes: Class A Shares, which commenced June 15, 1992; Class D Shares (formerly Class B Shares), which commenced November 9, 1992; Class B Shares, which commenced January 3, 1995; and Institutional Shares, which commenced November 2, 1995. The Fund has not sold Class D Shares since November 18, 1994, but existing shareholders may reinvest their dividends.

     The Class A, Class B and Class D Shares are subject to different sales charges. The Class A Shares have a front-end sales charge, the Class B Shares have a contingent deferred sales charge and the Class D Shares have both a front-end sales charge and a contingent deferred sales charge. In addition each of the other classes has a different distribution fee. The Institutional Shares do not have a front-end sales charge, a contingent deferred sales charge or a distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. SECURITY VALUATION--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

NOTE 1 -- concluded

     B. REPURCHASE AGREEMENTS--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     C. FEDERAL INCOME TAXES--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

             The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     D. SECURITIES TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the pro rata scientific method for amortization of premiums and accretion of discounts when appropriate. Expenses are recorded as incurred. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


NOTE 2 -- Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust Corporation, is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM") is the Fund's subadvisor. As compensation for its advisory services, the Fund pays ICC an annual fee. This fee is based on the Fund's

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

average daily net assets and is calculated daily and paid monthly at the following annual rates: 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million and 0.70% of the amount over $200 million.

     As compensation for its subadvisory services, ICC pays ABIM a fee from its advisory fee. This fee is based on the Fund's average daily net assets and is calculated daily and paid monthly at the following annual rates: 0.75% of the first $50 million, 0.60% of the next $150 million and 0.50% of the amount over $200 million.

     ICC has agreed to reduce its aggregate fees so that ordinary Fund expenses for any fiscal year do not exceed 1.35% of the Class A Shares' average daily net assets, 2.10% of the Class B Shares' average daily net assets, 1.70% of the Class D Shares' average daily net assets and 1.10% of the Institutional Shares' average daily net assets. No fees were reduced for the year ended March 31, 1998.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. The Fund paid ICC $110,551 for accounting services for the year ended March 31, 1998.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $150,057 for transfer agent services for the year ended March 31, 1998.

     Effective September 22, 1997, Bankers Trust Company became the Fund's custodian. Prior to September 22, 1997 PNCBank served as the Fund's custodian. From September 22, 1997 to March 31, 1998, the Fund paid $26,014 in custody expenses.

     As compensation for providing distribution services, the Fund pays ICC Distributors, Inc. ("ICC Distributors") an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Class A Shares' average daily net assets, 1.00% (includes 0.25% shareholder servicing fee) of the Class B Shares' average daily net assets and 0.60% of the Class D Shares' average daily net assets. For the year ended March 31, 1998, distribution fees aggregated $1,414,559, of which $927,293 was attributable to the Class A Shares, $384,100 was attributable to the Class B Shares and $103,166 was attributable to the Class D Shares. The Fund did not pay Alex. Brown any commissions for the year ended March 31, 1998. Prior to September 1, 1997 Alex. Brown &Sons, Inc. served as the Fund's distributor for the same rate of compensation and on substantially the same terms as ICC Distributors and earned $335,760 for Class A Shares, $106,442, for Class B Shares, and $41,545 for Class D Shares.

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

NOTE 2 -- concluded

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended March 31, 1998 was $14,969, and the accrued liability was $23,649.

NOTE 3 -- Capital Share Transactions

     The Fund is authorized to issue up to 35 million shares of $.001 par value capital stock (20 million Class A, 5 million Class B, 5 million Institutional, 3 million Class D and 2 million undesignated). Transactions in shares of the Fund were as follows:

                                                          Class A Shares
                                                 -------------------------------
                                                    For the           For the
                                                   Year Ended       Year Ended
                                                 March 31, 1998   March 31, 1997
                                                 --------------   --------------

Shares sold                                          7,042,839       3,858,982
Shares issued to shareholders on
   reinvestment of dividends                           641,162         330,808
Shares redeemed                                     (1,656,511)     (1,584,547)
                                                  ------------    ------------
Net increase in shares outstanding                   6,027,490       2,605,243
                                                  ============    ============
Proceeds from sale of shares                      $140,113,104    $ 64,502,359
Value of reinvested dividends                       12,406,231       5,229,071
Cost of shares redeemed                            (32,747,372)    (25,438,783)
                                                  ------------    ------------
Net increase from capital share transactions      $119,771,963    $ 44,292,647
                                                  ============    ============


                                                          Class B Shares
                                                 -------------------------------
                                                    For the           For the
                                                   Year Ended       Year Ended
                                                 March 31, 1998   March 31, 1997
                                                 --------------   --------------

Shares sold                                          1,916,773         754,825
Shares issued to shareholders on
   reinvestment of dividends                            58,431           8,887
Shares redeemed                                        (62,652)        (38,898)
                                                  ------------    ------------
Net increase in shares outstanding                   1,912,552         724,814
                                                  ============    ============
Proceeds from sale of shares                       $37,749,769     $12,645,227
Value of reinvested dividends                        1,143,662         144,638
Cost of shares redeemed                             (1,250,962)       (635,497)
                                                  ------------    ------------
Net increase from capital share transactions       $37,642,469     $12,154,368
                                                  ============    ============

FLAG INVESTORS VALUE BUILDER FUND
--------------------------------------------------------------------------------

                                                          Class D Shares
                                                 -------------------------------
                                                    For the           For the
                                                   Year Ended       Year Ended
                                                 March 31, 1998   March 31, 1997
                                                 --------------   --------------

Shares sold                                                --               --
Shares issued to shareholders on
   reinvestment of dividends                           26,051           19,676
Shares redeemed                                       (77,261)         (68,822)
                                                  ------------    ------------
Net decrease in shares outstanding                    (51,210)         (49,146)
                                                  ============    ============
Proceeds from sale of shares                      $        --      $        --
Value of reinvested dividends                         500,413          311,352
Cost of shares redeemed                            (1,566,659)      (1,071,231)
                                                  ------------    ------------
Net decrease from capital share transactions      $(1,066,246)     $  (759,879)
                                                  ============    ============


                                                       Institutional Shares
                                                 -------------------------------
                                                    For the           For the
                                                   Year Ended       Year Ended
                                                 March 31, 1998   March 31, 1997
                                                 --------------   --------------

Shares sold                                          2,782,404       1,343,738
Shares issued to shareholders on
   reinvestment of dividends                           109,243          23,612
Shares redeemed                                       (241,221)       (150,351)
                                                  ------------    ------------
Net increase in shares outstanding                   2,650,426       1,216,999
                                                  ============    ============
Proceeds from sale of shares                      $ 55,823,020    $ 22,912,250
Value of reinvested dividends                        2,152,945         378,826
Cost of shares redeemed                             (4,872,187)     (2,543,386)
                                                  ------------    ------------
Net increase from capital share transactions      $ 53,103,778    $ 20,747,690
                                                  ============    ============

FLAG INVESTORS VALUE BUILDER FUND
-------------------------------------------------------------------------------
Notes to Financial Statements (concluded)

NOTE 4 -- Investment Transactions

     Excluding short-term and U.S. government obligations, purchases of investment securities aggregated $186,927,340 and sales of investment securities aggregated $29,226,279 for the year ended March 31, 1998. Purchases of U.S. government obligations aggregated $11,956,250, and there were no sales of U.S. government obligations for the period.

     On March 31, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $211,917,936 and aggregate gross unrealized depreciation of all securities in which there is an excess of tax cost over value was $536,475.


NOTE 5 -- Net Assets

     On March 31, 1998, net assets consisted of:

Paid-in capital:
   Class A Shares                                                  $315,042,826
   Class B Shares                                                    53,636,300
   Class D Shares                                                     8,382,197
   Institutional Shares                                              85,188,649
Accumulated net realized gain from security transactions                970,908
Unrealized appreciation of investments                              211,381,461
Undistributed net investment income                                   3,766,431
                                                                   ------------
                                                                   $678,368,772
                                                                   ============
NOTE 6 -- Shareholder Meeting

     Alex. Brown Incorporated, which was the parent corporation of the Fund's investment advisor, merged into a subsidiary of Bankers Trust Corporation on September 1, 1997. Due to the change in control of Alex. Brown Incorporated, the Flag Investors Value Builder Fund held a special meeting for its shareholders on August 14, 1997. During the meeting, shareholders approved a new Investment Advisory Agreement between the Fund and ICC and a new Sub-Advisory Agreement among the Fund, ICC and ABIM. The new agreements are substantially the same as the former agreements.

NOTE 7 -- Federal Tax Information (unaudited)

     39.07% of the net investment income dividends paid by the Fund during the tax year ended March 31, 1998 qualified for the Dividends Received Deduction.

FLAG INVESTORS VALUE BUILDER FUND
-------------------------------------------------------------------------------

Report of Independent Accountants

To the Shareholders and Directors of
Flag Investors Value Builder Fund, Inc.

     We have audited the accompanying statement of net assets of Flag Investors Value Builder Fund, Inc. as of March 31, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flag Investors Value Builder Fund, Inc. as of March 31, 1998, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Philadelphia, Pennsylvania
May 1, 1998

                                   APPENDIX A
                        BOND AND COMMERCIAL PAPER RATINGS


Standard & Poor's Commercial Paper Ratings

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, 2 and 3 to indicate the relative degree of safety. Issues rated A-1+ are those with "extremely strong" safety characteristics. Those rated A-1 reflect a " strong" degree of safety regarding timely payment.

Moody's Commercial Paper Ratings

Commercial paper issuers rated Prime-1 by Moody's are judged by Moody's to be of the highest quality on the basis of relative repayment capacity.


                             CORPORATE BOND RATINGS

Standard & Poor's Bond Ratings


               AAA -- The highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.


               AA -- Very strong capacity to pay interest and repay principal and, in the majority of instances, differs from the highest rated issues only in small degree. Also qualify as high quality debt obligations.

               A -- Strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

               BBB -- Regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

               BB, B, CCC, and CC and C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

               C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


               D -- In default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Bond Ratings


               Aaa -- Judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

               Aa -- Judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or the fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

               A -- Possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

               Baa -- Considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

               Ba -- Judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

               B -- Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

               Caa --Are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

               Ca -- Represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

               C -- The lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1,2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of that generic rating category.

PART C.           OTHER INFORMATION

Item 24.          Financial Statements and Exhibits

                  List all financial statements and exhibits filed as part of the Registration Statement.


        (a)      Financial statements:

                 (1)    Included in Parts A and B of the Registration Statement:


                        -- Financial Highlights for the periods ended March 31, 1993, March 31, 1994, March 31, 1995,
                                March 31, 1996, March 31, 1997 and
                                March 31, 1998

                        --      Statement of Net Assets at March 31, 1998


                        -- Statement of Operations for the fiscal year ended March 31, 1998


                        -- Statement of Changes in Net Assets for the periods ended March 31,
                                1997 and March 31, 1998

                        --      Notes to Financial Statements

                        --      Report of Independent Accountants

                 *No financial statements are provided for Flag Investors Class C Shares


                 (2) All required financial statements are included in Parts A and B hereof. All other financial statements and schedules are inapplicable.

        (b) Exhibits:

                 (1) (a) Articles of Incorporation and Certificate of
                     Correction;(1)

                     (b) Amended Articles of Incorporation dated May 1, 1992;(1)

                     (c) Articles Supplementary dated December 27, 1993;(1)

                     (d) Articles Supplementary dated November 18, 1994;(1)

                     (e) Articles Supplementary dated October 6, 1995;(2)

                     (f) Articles Supplementary dated June 17, 1997;(3)

                     (g) Articles Supplementary, as filed with the Maryland
                         State Department of Taxation and Assessments on January 20, 1998, filed herewith;


                 (2) By-Laws, as amended through December 19, 1996;(3)

                 (3) None;

                 (4) (a) Specimen Securities;(4)

                 (5) (a) Investment Advisory Agreement dated September 1, 1997 between Registrant and Investment Company Capital Corp.;(5)

                     (b) Sub-Advisory Agreement dated September 1, 1997 among
                         Registrant, Investment Company Capital Corp. and Alex. Brown Investment Management;(5)

                 (6) (a) Distribution Agreement dated August 31, 1997 between
                         Registrant and ICC Distributors, Inc.;(5)

                     (b) Form of Sub-Distribution Agreement between ICC
                         Distributors, Inc. and Participating Broker-Dealers;(5)

                     (c) Form of Shareholder Servicing Agreement between
                         Registrant and Shareholder Servicing Agents;(5)

                 (7) None;


                 (8) Custodian Agreement between Registrant and Bankers Trust
                     Company dated June 5, 1998, filed herewith;

                 (9) (a) Master Services Agreement (including Accounting and
                         Transfer Agency Services Appendices) between Registrant and Investment Company Capital Corp.;(2)


                (10) Opinion of Counsel;(1)

                (11) Consent of PricewaterhouseCoopers LLP, filed
                     herewith;

                (12) None;

                (13) Subscription Agreement re: initial $100,000 capital;(1)

                (14) None;

                (15) (a) Distribution Plan (Flag Investors Class A Shares)(1)

                     (b)  Distribution Plan (Flag Investors Class D Shares);(1)

                     (c)  Distribution Plan (Flag Investors Class B Shares);(1)


                     (d) Amended Distribution Plan (Flag Investors Class A Shares);(5)


                     (e) Amended Distribution Plan (Flag Investors Class B Shares);(5)


                     (f) Amended Distribution Plan (Flag Investors Class D Shares) filed herewith;

                     (g) Distribution Plan (Flag Investors Class C Shares) filed herewith;

                (16) Schedule of Computation of Performance Quotations;(1)

                (18) (a) Registrant's Rule 18f-3 Plan;(3)

                     (b)  Registrant's Amended Rule 18f-3 Plan;(5)

                (24) Powers of Attorney;(5)

                (27) Financial Data Schedule, filed herewith.


---------------------

(1) Incorporated by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR on July 26, 1995.

(2) Incorporated by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR on July 29, 1996.

(3) Incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR on July 29, 1997.

(4) Incorporated by reference to Exhibit 1 (Articles of Incorporation) as amended to date, filed as part of Post-Effective Amendments Nos. 5 and 7, to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279) filed with the Securities and Exchange Commission via EDGAR on July 26, 1995 and July 29, 1996, respectively, and Exhibit 2 (By-Laws) as amended to date, filed as part of Post-Effective Amendment No. 8 to such Registration Statement filed with the Securities and Exchange Commission via EDGAR on July 29, 1997.


(5) Incorporated by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR on March 10, 1998.



Item 25. Persons Controlled by or under Common Control with Registrant

     Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, and (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

                  None.


Item 26.          Number of Holders of Securities

                  State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.

                  The following information is given as of July 8, 1998.


                    Title of Class                  Number of Record Holders
                   Shares of Capital Stock
                           Class A                      11,131
                           Class B                       3,342
                           Class C                         180
                           Class D                         654
                           Institutional                   136


Item 27.          Indemnification

     State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

     Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit 1 to this Registration Statement and incorporated herein by reference, provide as follows:

     Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

     Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation law.

     Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Section 4. References to the Maryland General Corporation Law in this
     Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28. Business and Other Connections of Investment Advisor

     Describe any other business, profession, vocation or employment of a substantial nature in which the investment advisor of the Registrant, and each director, officer or partner of any such investment advisor, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

     During the last two fiscal years, no director or officer of Investment Company Capital Corp., the Registrant's investment advisor, and no partner of Alex. Brown Investment Management, the Registrant's sub- advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.


Item 29. Principal Underwriters


      (a) ICC Distributors, Inc. acts as distributor for BT Alex. Brown Cash Reserve Fund, Inc., Flag Investors Communications Fund, Inc. (formerly known as Flag Investors Telephone Income Fund, Inc.), Flag Investors International Fund, Inc., Flag Investors Emerging Growth Fund, Inc., Flag Investors Total Return U.S. Treasury Fund Shares, Flag Investors Managed Municipal Fund Shares, Flag Investors Short-Intermediate Income Fund, Inc., (formerly known as Flag Investors Intermediate-Term Income Fund, Inc.), Flag Investors Real Estate Securities Fund, Inc. and Flag Investors Equity Partners Fund, Inc., all registered open-end management investment companies.


             (b)                                          Position and
                                                            Offices                        Position and
             Name and Principal                          with Principal                    Offices with
             Business Address*                           Underwriter                       Registrant
             -----------------                           -----------                       ----------


             John Y. Keffer                              President                           None

             Benjamin L. Niles                           Vice-President                      None


             Nanette K. Chern                            Chief Compliance Officer            None

             Sara M. Morris                              Treasurer                           None

             Margaret J. Fenderson                       Assistant Treasurer                 None

             David I. Goldstein                          Secretary                           None

             Dana L. Lukens                              Assistant Secretary                 None

--------------------
*Two Portland Square
Portland, ME  04101

                                       5

(c)     Not applicable.


Item 30. Location of Accounts and Records

     With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the Rules [17 CFR 270.31a-1 to 31a-3] promulgated thereunder, furnish the names and address of each person maintaining physical possession of each such account, book or other document.

     Investment Company Capital Corp., Registrant's investment advisor, transfer agent and dividend disbursing agent, One South Street, Baltimore, Maryland 21202, maintains physical possession of each such account, book or other document of the Fund, except for those maintained by the Registrant's sub-advisor ABIM, One South Street, Baltimore, MD 21202, by the Registrant's custodian, Bankers Trust Company, 130 Liberty Street, New York, NY 10006.


     In particular, with respect to the records required by Rule 31a-1(b)(1), ICC and ABIM each maintains physical possession of all journals containing itemized daily records of all purchases and sales of securities, and, in the case of ICC, sales and redemptions of Fund securities (in the case of ICC), and Bankers Trust Company maintains physical possession of all receipts and deliveries of securities (including certificate numbers is such detail is not recorded by the custodian or transfer agent), all receipts and disbursements of cash, and all other debts and credits.



Item 31. Management Services

     Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part A or Part B of this Form (because the contract was not believed to be of interest to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.

             See Exhibit 8.


Item 32. Undertakings

     Furnish the following undertakings in substantially the following form in all initial Registration Statements filed under the 1933 Act:

             (a)     Not Applicable.

             (b)     Not Applicable

             (c) A copy of the Registrant's latest Annual Report to Shareholders will be furnished upon request and without charge, by contacting the Registrant at (800) 767-3524.
                                       6

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Baltimore, in the State of Maryland, on the 29th day of July, 1998.


                                       FLAG INVESTORS VALUE BUILDER
                                       FUND, INC.


                                       By:  /s/ Harry Woolf
                                       --------------------
                                                Harry Woolf
                                                President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:
                                                            July 29, 1998
       *                          Chairman and              -------------------
---------------------             Director                  Date
Truman T. Semans
                                                            July 29, 1998
       *                          Director                  -------------------
---------------------                                       Date
James J. Cunnane
                                                            July 29, 1998
       *                          Director                  -------------------
----------------------                                      Date
Richard T. Hale
                                                            July 29, 1998
       *                          Director                  -------------------
----------------------                                      Date
John F. Kroeger
                                                            July 29, 1998
       *                          Director                  -------------------
----------------------                                      Date
Louis E. Levy
                                                            July 29, 1998
       *                          Director                  -------------------
----------------------                                      Date
Eugene J. McDonald
                                                            July 29, 1998
       *                          Director                  -------------------
----------------------                                      Date
Rebecca W. Rimel
                                                            July 29, 1998
       *                          Director                  -------------------
----------------------                                      Date
Carl W. Vogt


 /s/ Harry Woolf                  President                 July 29, 1998
----------------------                                      -------------------
Harry Woolf                                                 Date

 /s/ Joseph A. Finelli            Chief Financial           July 29, 1998
----------------------            and Accounting            -------------------
Joseph A. Finelli                 Officer                   Date


* By:  /s/Amy M. Olmert
       ----------------------
         Amy M. Olmert
         Attorney-In-Fact

                     FLAG INVESTORS VALUE BUILDER FUND, INC.

                                INDEX OF EXHIBITS


EDGAR
Exhibit
Number                                    Document
                        ------------------------------------------


           (1)(a)   Articles of Incorporation and Certificate of Correction;(1)

           (b)      Amended Articles of Incorporation dated May 1, 1992;(1)

           (c)      Articles Supplementary dated December 27, 1993;(1)

           (d)      Articles Supplementary dated November 18, 1994;(1)

           (e)      Articles Supplementary dated October 6, 1995;(2)

           (f)      Articles Supplementary dated June 17, 1997;(3)


EX-99.B    (g)      Articles Supplementary, as filed with the Maryland State
                    Department of Assessments and Taxation on January 20, 1998, filed herewith;


           (2)      By-Laws, as amended through December 19, 1996;(3)

           (3)      None;


           (4)(a)   Specimen Securities;(4)


           (5)(a) Investment Advisory Agreement dated September 1, 1997 between Registrant and Investment Company Capital Corp.;(5)

           (b) Sub-Advisory Agreement dated September 1, 1997 among Registrant, Investment Company Capital Corp. and Alex. Brown Investment Management;(5)

           (6)(a) Distribution Agreement dated August 31, 1997 between Registrant and ICC Distributors, Inc.;(5)

           (b) Form of Sub-Distribution Agreement between ICC Distributors, Inc. and Participating Broker-Dealers;(5)

           (c) Form of Shareholder Servicing Agreement between Registrant and Shareholder Servicing Agents;(5)

           (7)      None;

EX-99.B    (8)      Custodian Agreement between Registrant and Bankers Trust
                    Company dated June 5, 1998, filed herewith;

            (9)(a) Master Services Agreement (including Accounting and Transfer Agency Services Appendices) between Registrant and Investment Company Capital Corp.;(2)

            (10)     Opinion of Counsel;(1)

EX-99.B     (11)     Consent of PricewaterhouseCoopers LLP, filed herewith;

            (12)     None;

            (13)     Subscription Agreement re: initial $100,000 capital;(1)

            (14)     None;

            (15)(a)  Distribution Plan (Flag Investors Class A Shares)(1)

                (b)  Distribution Plan (Flag Investors Class D Shares);(1)

                (c)  Distribution Plan (Flag Investors Class B Shares);(1)

                (d)  Amended Distribution Plan (Flag Investors Class A
                     Shares);(5)

                (e)  Amended Distribution Plan (Flag Investors Class B
                     Shares);(5)

EX-99.B         (f)  Amended Distribution Plan (Flag Investors Class D Shares)
                     filed herewith;

EX-99.B         (g)  Distribution Plan (Flag Investors Class C Shares)
                     filed herewith;

            (16)     Schedule of Computation of Performance Quotations;(1)

            (18)(a)  Registrant's Rule 18f-3 Plan;(3)

                (b)  Registrant's Amended Rule 18f-3 Plan;(5)

            (24)     Powers of Attorney;(5)

EX-27       (27)     Financial Data Schedule, filed herewith.


---------------------

(1) Incorporated by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR on July 26, 1995.

(2) Incorporated by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR on July 29, 1996.


(3) Incorporated by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR on July 29, 1997.



(4) Incorporated by reference to Exhibit 1 (Articles of Incorporation) as amended to date, filed as part of Post-Effective Amendments Nos. 5 and 7, to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279) filed with the Securities and Exchange Commission via EDGAR on July 26, 1995 and July 29, 1996, respectively, and Exhibit 2 (By-Laws) as amended to date, filed as part of Post-Effective Amendment No. 8 to such Registration Statement filed with the Securities and Exchange Commission via EDGAR on July 29, 1997.


(5) Incorporated by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (Registration No. 33-46279), filed with the Securities and Exchange Commission via EDGAR on March 10, 1998.